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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

HITTITE MICROWAVE CORPORATION
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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HITTITE MICROWAVE CORPORATION
2 Elizabeth Drive
Chelmsford, Massachusetts 01824

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

        We invite you to attend our 2012 Annual Meeting of Stockholders, which is being held as follows:

Date:	May 15, 2012
Time:	10:00 a.m., local time
Location:	Foley Hoag LLP 155 Seaport Blvd. Boston, Massachusetts 02210

        At the meeting, we will ask our stockholders to:

  •
  re-elect as directors each of our seven incumbent directors, each to serve for a one-year term ending in 2013;

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  approve, on a non-binding advisory basis, the compensation of our named executive officers;

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  approve the amendment and restatement of our by-laws to: (a) set the default date for the Company's annual meeting as the first Thursday in May of each year; (b) clarify the procedures for giving notice of stockholder business at an annual meeting or special meeting in lieu of an annual meeting; (c) require that director nominees be elected by the affirmative vote of the majority of votes cast; (d) authorize our board of directors to set dual record dates for notice and voting at meetings of our stockholders; and (e) establish the Court of Chancery of the State of Delaware as the exclusive forum for certain disputes involving the Company;

  •
  ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012; and

  •
  consider any other business properly presented at the meeting.

        You may vote on these matters in person, by proxy or via the internet. Whether or not you plan to attend the meeting, we ask that you promptly complete and return the enclosed proxy card in the enclosed addressed, postage-paid envelope or vote via the internet, so that your shares will be represented and voted at the meeting in accordance with your wishes. If you attend the meeting, you may withdraw your proxy or internet vote and vote your shares in person. Only stockholders of record at the close of business on April 9, 2012 may vote at the meeting.

By order of the Board of Directors,

Robert W. Sweet, Jr. Secretary
April [20], 2012

PROXY STATEMENT
FOR THE
HITTITE MICROWAVE CORPORATION
2012 ANNUAL MEETING OF STOCKHOLDERS

i

ii

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 15, 2012

        This proxy statement and our 2011 Annual Report to Stockholders are also available for viewing, printing and downloading at http://materials.proxyvote.com/43365Y.

 INFORMATION ABOUT THE MEETING

The Meeting

        The 2012 Annual Meeting of Stockholders of Hittite Microwave Corporation will be held at 10:00 a.m., local time, on Tuesday, May 15, 2012 at the offices of Foley Hoag LLP, 155 Seaport Boulevard, Massachusetts 02210. At the meeting, stockholders of record on the record date for the meeting who are present or represented by proxy will have the opportunity to vote on the following matters:

  •
  the re-election as directors of each of our seven incumbent directors, each to serve for a one-year term ending in 2013;

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  a non-binding advisory "say on pay" vote on the compensation of our named executive officers;

  •
  the amendment and restatement of our by-laws to (a) set the default date for the Company's annual meeting as the first Thursday in May of each year; (b) clarify the procedures for giving notice of stockholder business at an annual meeting or special meeting in lieu of an annual meeting; (c) require that director nominees be elected by the affirmative vote of the majority of votes cast; (d) authorize our board of directors to set dual record dates for notice and voting at meetings of our stockholders; and (e) establish the Court of Chancery of the State of Delaware as the exclusive forum for certain disputes involving the Company;

  •
  the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012; and

  •
  any other business properly presented at the meeting.

This Proxy Solicitation

        We have sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the meeting (including any adjournment or postponement of the meeting).

  •
  This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote.

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  The proxy card is the means by which you actually authorize another person to vote your shares at the meeting in accordance with your instructions.

        We will pay the cost of soliciting proxies. Our directors, officers and employees may solicit proxies in person, by telephone or by other means. We will reimburse brokers and other nominee holders of shares for expenses they incur in forwarding proxy materials to the beneficial owners of those shares. We do not plan to retain the services of a proxy solicitation firm to assist us in this solicitation.

        We will mail this proxy statement and the enclosed proxy card to stockholders for the first time on or about April 20, 2012. In this mailing, we will include a copy of our 2011 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2011 (excluding exhibits), as filed with the Securities and Exchange Commission.

 Who May Vote

        Holders of record of our common stock at the close of business on April 9, 2012 are entitled to one vote per share of common stock on each proposal properly brought before the annual meeting.

        A list of stockholders entitled to vote will be available at the annual meeting. In addition, you may contact our Chief Financial Officer, William W. Boecke, at our offices located at 2 Elizabeth Drive, Chelmsford, Massachusetts 01824, to make arrangements to review a copy of the stockholder list at those offices, between the hours of 9:00 a.m. and 5:30 p.m., local time, on any business day from May 1, 2012 to the time of the annual meeting.

How to Vote

        You are entitled to one vote at the meeting for each share of common stock registered in your name at the close of business on April 9, 2012, the record date for the meeting. You may vote your shares at the meeting in person, by proxy or via the internet.

  •
  To vote in person, you must attend the meeting, and then complete and submit the ballot provided at the meeting.

  •
  To vote by proxy, you must complete and return the enclosed proxy card. Your proxy card will be valid only if you sign, date and return it before the meeting. By completing and returning the proxy card, you will direct the persons named on the proxy card to vote your shares at the meeting in the manner you specify. If you complete all of the proxy card except the voting instructions, then the designated persons will vote your shares FOR the re-election of each of our incumbent directors, FOR the approval, on an advisory basis, of the compensation paid to our named executive officers; FOR each of the proposed amendments to our by-laws and FOR the ratification of our independent registered public accounting firm. If any other business properly comes before the meeting, then the designated persons will have the discretion to vote in any manner they deem appropriate.

  •
  To vote via the internet, you must access the website for internet voting at www.voteproxy.com. Please have the enclosed proxy card handy when you access the website and follow the on screen instructions. Internet voting facilities for shareholders of record will be available 24 hours a day until 11:59 P.M. on May 14, 2012. If you vote via the internet, you do not have to return your proxy card via mail.

        If you vote by proxy or via the internet, you may revoke your vote at any time before it is exercised by taking one of the following actions:

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  sending written notice to our Secretary at our address set forth on the notice of meeting appearing on the cover of this proxy statement;

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  voting again by proxy or via the internet on a later date; or

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  attending the meeting, notifying our Secretary that you are present, and then voting in person.

Shares Held by Brokers or Nominees

        If the shares you own are held in "street name" by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of providing voting instructions to them over the internet or by telephone, directions for which would be provided by your brokerage firm on your vote instruction form.

        Under stock exchange rules applicable to most brokerage firms, if you do not give instructions to your broker, it is permitted to vote any shares it holds for your account in its discretion with respect to

"routine" proposals, but it is not allowed to vote your shares with respect to certain non-routine proposals. Proposals 1, 2 and 3(a)-(e), regarding the election of directors, the advisory say on pay vote and the amendment and restatement of our by-laws, are "non-routine" proposals. If you do not instruct your broker how to vote with respect to these proposals, your broker will not vote with respect to these proposals and your shares will be recorded as "broker non-votes" and will not affect the outcome of the vote on these proposals. "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that, while voting in its discretion on one matter, it does not have or did not exercise discretionary authority to vote on another matter.

        Proposal 4, the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm is considered to be a routine item under the applicable rules and your broker will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name.

        If a broker or nominee holds shares of our common stock in "street name" for your account, then this proxy statement may have been forwarded to you with a voting instruction card, which allows you to instruct the broker or nominee how to vote your shares on the proposals described herein. To vote by proxy or instruct your broker how to vote, you should follow the directions provided with the voting instruction card. In order to have your vote counted on Proposals 1, 2 and 3, you must either provide timely voting instructions to your broker or obtain a properly executed proxy from the broker or other record holder of the shares that authorizes you to act on behalf of the record holder with respect to the shares held for your account.

 Quorum Required to Transact Business

        At the close of business on March 31, 2012, 31,484,764 shares of common stock were outstanding. Our by-laws require that a majority of the outstanding shares of our common stock be represented, in person or by proxy, at the meeting in order to constitute the quorum we need to transact business at the meeting. We will count abstentions and broker non-votes as shares represented at the meeting in determining whether a quorum exists.

Multiple Stockholders Sharing the Same Address

        If you and other residents at your mailing address own shares of common stock through a broker or other nominee, you may have elected to receive only one copy of this proxy statement and our 2011 Annual Report. If you and other residents at your mailing address own shares of common stock in your own names, you may have received only one copy of this proxy statement and our 2011 Annual Report unless you provided our transfer agent with contrary instructions.

        This practice, known as "householding," is designed to reduce our printing and postage costs. You may promptly obtain an additional copy of this proxy statement, enclosed proxy card and our 2011 Annual Report by sending a written request to Hittite Microwave Corporation, attention William W. Boecke, Chief Financial Officer, 2 Elizabeth Drive, Chelmsford, Massachusetts 01824, or by calling Mr. Boecke at (978) 250-3343. If you hold your shares through a broker or other nominee and wish to discontinue householding or to change your householding election, you may do so by contacting your broker or by calling (800) 542-1061 or writing to Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, NY 11717. If you hold shares in your own name and wish to discontinue householding or change your householding election, you may do so by calling (800) 937-5449 or writing to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

PROPOSAL 1: ELECTION OF DIRECTORS

        The first proposal on the agenda for the meeting is the election of seven persons to serve as directors. The term of each director elected at our 2012 Annual Meeting of stockholders will begin at the meeting and end at our 2013 annual meeting of stockholders, or, if later, when the director's successor has been elected and has qualified.

Nominees for Election

        The following table sets forth certain information as of April 20, 2012 regarding our seven incumbent directors, each of whom has been nominated for re-election.

Name	Age	Position
Stephen G. Daly	46	Chairman of the Board, President and Chief Executive Officer
Ernest L. Godshalk	67	Director(1)
Rick D. Hess	58	Director(2)
Adrienne M. Markham	60	Director(3)
Brian P. McAloon	61	Director(4)
Cosmo S. Trapani	73	Director(5)
Franklin Weigold	73	Lead Director(6)

(1)
Chairman of the Audit Committee and member of the Compensation Committee

(2)
Chairman of the Nominating and Corporate Governance Committee and member of the Audit Committee

(3)
Chairman of the Compensation Committee and member of the Nominating and Corporate Governance Committee

(4)
Member of the Compensation Committee and Nominating and Corporate Governance Committee.

(5)
Member of the Audit Committee and Compensation Committee

(6)
Member of the Nominating and Corporate Governance Committee. For a description of the responsibilities of our lead director, see "Our Board of Directors and Management—Board of Directors."

        Stephen G. Daly has served as our President since January 2004, and as our Chief Executive Officer since December 2004. He has served as a member of our board of directors since January 2004, and as our Chairman since December 2005. Since joining Hittite in 1996, Mr. Daly has held various positions, including Applications Engineer, Principal Sales Engineer, Director of Sales and Director of Marketing. From 1992 to 1996, Mr. Daly held sales management positions at Alpha Industries and M/A-COM, which were engaged in the development and manufacture of RF and microwave semiconductors. From 1988 to 1992, Mr. Daly held various microwave design engineering positions at Raytheon's Missile Systems Division and Special Microwave Device Operations Division. Mr. Daly received a B.S. in Electrical Engineering from Northeastern University. We believe that Mr. Daly's educational background in electrical engineering and microwave circuit design, his professional experience as a microwave design engineer and as a sales and marketing executive, and his extensive knowledge of our company's history and culture, its products, technology and personnel, and its markets and customers, qualify him to serve as a member of our board of directors.

        Ernest L. Godshalk has served as a member of our board of directors since 2008. From 2001 until his retirement in 2004, Mr. Godshalk served as President, Chief Operating Officer and a director of Varian Semiconductor Equipment Associates, Inc., a manufacturer of semiconductor processing equipment. Previously, he served as Varian's Vice President and Chief Financial Officer. He is a

director of GT Advanced Technologies, Inc. Mr. Godshalk received his B.A. from Yale University in 1967 and his M.B.A. from Harvard University in 1969. We believe that Mr. Godshalk's educational background in management, accounting and finance, his extensive knowledge of our industry, gained from his employment as a senior operating executive and chief financial officer of public companies engaged in businesses similar to ours, and his experience as a director of other public companies qualify him to serve as a member of our board of directors.

        Rick D. Hess has served as a member of our board of directors since 2005. Mr. Hess is currently Vice President of Superconductors at American Superconductor Corporation, a producer of proprietary technologies and solutions for the electrical power infrastructure industry. From 2006 to 2010, he was President and Chief Executive Officer of Konarka Technologies, Inc., a developer of photovoltaic cells on plastic. Mr. Hess served as President and Chief Executive Officer of Integrated Fuel Cell Technologies, Inc., or IFCT, a developer of fuel cell systems, from 2004 to 2006. IFCT filed a petition for voluntary bankruptcy in the U.S. Bankruptcy Court for the District of Delaware on April 12, 2007. From 1999 to 2004, Mr. Hess served as President of M/A-COM. Mr. Hess received a B.S. in Electrical Engineering from Purdue University and an M.S. in Electrical Engineering from Johns Hopkins University. We believe that Mr. Hess's educational background in electrical engineering, his extensive knowledge of our industry, gained from his employment as a senior operating executive of public and private semiconductor companies, and the skills, judgment and experience he has accumulated in these capacities and as a chief executive officer qualify him to serve as a member of our board of directors.

        Adrienne M. Markham has served as a member of our board of directors since 2008. Ms. Markham has been a director at the law firm of Goulston & Storrs, a Professional Corporation since 1991. Ms. Markham has over 26 years of experience focusing on employment and corporate litigation. She has been an advisor to several bio-science and bio-tech firms. Ms. Markham received a B.S. in Education from Boston University and a J.D. from Suffolk University Law School. We believe that Ms. Markham's educational background and professional training as an attorney, her knowledge and experience in the fields of litigation and employment law and her work as an advisor to other technology-based businesses qualify her to serve as a member of our board of directors.

        Brian P. McAloon has served as a member of our board of directors since 2008. Mr. McAloon was, from 2001 to 2008, Group Vice President of the DSP and Systems Products Group of Analog Devices, Inc., a provider of semiconductors for high performance signal processing applications. He also served in a number of other roles at Analog Devices, including Vice President, Sales, Vice President, Sales and Marketing—Europe and Southeast Asia and General Manager, Analog Devices, B.V. Mr. McAloon received his B.Sc. in Electronics and Electrical Engineering from Glasgow University. We believe that Mr. McAloon's educational background in electrical engineering, his extensive knowledge of our industry, and the skills, knowledge and judgment accumulated through his long tenure as a senior operating and sales executive of a public company that is engaged in a business similar to ours qualify him to serve as a member of our board of directors.

        Cosmo S. Trapani has served as a member of our board of directors since 2000. From 2000 to 2002, Mr. Trapani served as Vice President and Chief Financial Officer of PRI Automation, Inc, a manufacturer of semiconductor process automation systems. From 1999 to 2000, Mr. Trapani was Senior Vice President and Chief Financial Officer at Circor International, Inc., a manufacturer of fluid control systems. From 1990 to 1998, Mr. Trapani was Executive Vice President and Chief Financial Officer of Unitrode Corporation, a manufacturer of analog and mixed-signal integrated circuits. Prior to Unitrode, Mr. Trapani was Vice President Finance for Instron Corporation, a testing products company, and Corporate Controller and General Manager of Computervision CAD/CAM Division, an integrated computer systems company. Mr. Trapani was a member of the board of directors and chairman of the audit committee of Ibis Technology, a manufacturer of equipment for the semiconductor industry, until its dissolution in February 2009. Mr. Trapani is a Certified Public Accountant and has been a member of various societies including AICPA, Massachusetts Society of

CPAs, Board of Directors of Massachusetts Society of CPAs, and Chapter President of IMA. Mr. Trapani received a B.S. from Boston College and was a Commanding Officer in the U.S. Army. We believe that Mr. Trapani's educational background in accounting and finance, his professional experience and certification as a public accountant, his knowledge of the semiconductor, semiconductor equipment, and other technology-based industries and the skills, knowledge and judgment accumulated through his service as a chief financial officer of a number of public companies qualify him to serve as a member of our board of directors.

        Franklin Weigold has served as a member of our board of directors since 2003 and as our lead director since 2009. From 1999 to 2003, Mr. Weigold served as Vice President and General Manager of the Micromachined Products Division of Analog Devices, Inc., and from 1992 to 1999 was Vice President and General Manager of its Transportation and Industrial Products Division. Prior to joining Analog Devices, Mr. Weigold served as President and Chief Operating Officer of Unitrode Corporation. Previously, he was President of Silicon General Inc. Mr. Weigold also serves on the board of directors of privately held Enpirion, Inc. Mr. Weigold received a B.S. in Electrical Engineering from Michigan Technological University and an M.B.A. from the University of Pittsburgh. We believe that Mr. Weigold's educational background in electrical engineering and his extensive knowledge of our industry, gained from his employment as a senior operating executive of public and private semiconductor companies engaged in businesses similar to ours, qualify him to serve as a member of our board of directors.

        If for any reason any of the nominees becomes unavailable for election, the persons designated in the proxy card may vote the shares represented by proxy for the election of a substitute nominated by the board of directors. Each nominee has consented to serve as a director if elected, and we currently have no reason to believe that any of them will be unable to serve.

        The proposed amendment to our by-laws to adopt a majority election standard for directors will not be in effect for the 2012 annual meeting. Accordingly, the seven nominees receiving the greatest numbers of votes cast will be elected as directors. Brokers may not vote shares they hold for you in the election of directors, unless they receive timely voting instructions from you. We will not count votes withheld or broker non-votes as having been cast for the election of a director.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RE-ELECTION OF MS. MARKHAM AND MESSRS. DALY, GODSHALK, HESS, McALOON, TRAPANI AND WEIGOLD AS DIRECTORS.

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

        Each year, we provide our stockholders with the opportunity to vote, on a nonbinding, advisory basis, whether to approve the compensation of our named executive officers as disclosed in our annual proxy statement. This "say on pay" vote does not address any specific element of compensation or any particular year; rather, the vote relates to the compensation of our named executive officers in its totality, as described in this proxy statement under the heading "Executive Compensation," including in the Compensation Discussion and Analysis section on pages 28 to 32, the executive compensation tables on pages 21 to 27, and the accompanying narrative disclosures.

        The say on pay vote is advisory, and the outcome of this proposal is not binding on us. However, our compensation committee values the opinions of our stockholders and will carefully consider the outcome of the vote when making future compensation decisions for our executive officers.

        As you consider how to vote on this Proposal 2, here are some key points about our company and our executive compensation that we hope you will keep in mind:

  Our financial performance

        Under the leadership of our executive team, our revenue and profits have grown in each year since 2009. We have continued to execute our strategy of introducing innovative, high performance products that are valued by our customers for their ability to address technically challenging applications: in the period 2009 through 2011, we introduced 287 new standard products, and added 14 new product lines to our product offerings.

        As a result, during the three years ended December 31, 2011, our revenues have grown from $180.3 million in 2008 to $264.1 million in 2011, and our net income per diluted share has increased from $1.74 to $2.77. Our gross margin has exceeded 72% and our operating margin has equaled or exceeded 43% in each of the last three years. Even during 2009, a challenging year throughout the semiconductor industry, when our revenues declined year-over-year for the first time in our history, we were able, through careful expense management, to maintain our strong record of profitability.

        Over the three-year period covered by the compensation disclosures in this proxy statement, our stock price increased from approximately $29 to approximately $49, for a total stockholder return of 68%. See "Comparison of 5 Year Cumulative Total Return" in our 2011 Annual Report to Stockholders, which accompanies this proxy statement.

  Our compensation philosophy

        Our compensation philosophy is conservative, simple and straightforward:

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  Our base salaries, which we use to attract and retain the executives responsible for our long-term success, are the only fixed component of compensation.

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  Our discretionary cash bonuses are "at-risk" compensation designed both to reward executives for the achievement of short-term corporate and individual goals and to attract and retain talented executives.

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  Our long-term equity-based incentive compensation is intended to align executives' interests with those of our stockholders, to motivate and reward executives for our long-term business success and to attract and retain executives responsible for this long-term success.

        We do not use a formula to allocate total compensation among these various components. Each of the elements of our executive compensation program is essential to meeting the program's overall objectives, and most of the compensation components simultaneously fulfill one or more of these objectives.

        Our business strategy is to introduce high performance products that are valued by customers for their ability to address technically challenging applications in attractive, growing markets. Development of such products from concept to commercial introduction can take several years, and it may take several more years for a newly introduced product to generate substantial revenue; however, the life cycle of a successful product tends to be long, often ten years or more. Because the success of our business depends on the coordinated efforts of employees in multiple disciplines over a period of years, our compensation philosophy emphasizes long-term incentives.

        For this reason, long-term equity-based incentive compensation has historically been the largest component of our executive officers' compensation. We believe that equity-based incentive awards motivate and reward value creation, as their benefit to the executive increases as our stock price increases. They also serve as effective retention tools due to their time-based vesting, thus increasing our ability to retain our executive officers.

        We believe that:

  •
  Our fixed compensation is reasonable and competitive.    Because our compensation program is designed to be primarily incentive-based, base salaries comprise a relatively small component of our named executive officers' total annual compensation. We believe that our named executive officers' salaries are at levels that enable us to compete effectively for and retain highly qualified senior executives and are proportionate to the importance of their contribution to the success of our enterprise and to the compensation of our employees as a whole. Over the last three years, we have increased our named executives' salaries only modestly, generally commensurate with the merit raises that we have awarded to our employees generally.

  •
  Our discretionary bonus policy enables our compensation committee to respond flexibly, appropriately and in a timely way to changes in our business by adjusting our executives' short-term incentive payments.    We use cash bonuses to motivate our executives by increasing their cash compensation when our company performance, and their individual performance, warrants it, and reducing it when it does not. For example, for 2009, when our revenue declined year-over-year and we implemented company-wide expense control measures, including the temporary suspension of our company matching contribution to our 401(k) plan, we paid no cash bonuses to any of our executive officers, and the cash compensation of all our named executive officers declined in 2009.

  •
  Our emphasis on long-term equity-based compensation aligns our executives' interests with yours.    In 2011, more than 60% of our named executive officers' aggregate compensation was in the form of restricted stock awards, whose value to the executive depends on continued employment and the performance of our stock over the vesting period of the award. To provide a significant incentive to our executives to create long-term value for our stockholders, these awards have historically vested over a five-year period, with one-third of the shares vesting on the third anniversary of the date of grant and the balance of the shares vesting on the fifth anniversary of the date of grant. Awards issued to our executive officers after July 2011 vest annually over four years, beginning on the first anniversary of the date of grant. These restricted stock awards reward value creation, as their benefit to the executive increases as our stock price increases, and they encourage our executives to focus on the long-term performance of our stock price. These awards also serve as retention tools, due to their five-year vesting period, thus increasing our ability to retain our executive officers.

        We believe our executive compensation program appropriately aligns executive pay with company performance and encourages and rewards behavior by our executives that is in the best interest of our company and our stockholders. Our executives receive no perquisites other than those we make available to our senior management employees generally; they have no agreements for fixed terms of employment or for payment of severance upon termination of employment or upon a change in control; and they are not guaranteed salary increases, bonuses or complex retirement benefits.

        Our compensation committee has reviewed our incentive compensation programs and believes, particularly in light of the discretionary, retrospective nature of our short-term incentive program, that our compensation program does not encourage or reward excessive or inappropriate risk taking.

        We further believe, and hope that you will agree, that the compensation of our named executive officers during the three-year period covered by the compensation disclosures in this proxy statement is appropriate in light of our company's strong financial performance over this period.

        We therefore ask our stockholders to adopt the following resolution at the annual meeting:

    "RESOLVED, that the stockholders of Hittite Microwave Corporation approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the company's Proxy Statement for the 2012 Annual Meeting of Stockholders."

        In order to pass, this proposal must receive a majority of the votes cast with respect to this matter. Brokers may not vote shares they hold for you with respect to this proposal unless they receive timely voting instructions from you. We will not count abstentions or broker non-votes as votes cast.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3: APPROVAL OF AMENDMENTS TO OUR BY-LAWS

        The board of directors has adopted, and is recommending to the stockholders for ratification at the annual meeting, amendments to the Company's by-laws to: (a) set the default date for the Company's annual meeting as the first Thursday in May of each year; (b) clarify the procedures for giving notice of stockholder business at an annual meeting or special meeting in lieu of an annual meeting; (c) require that director nominees be elected by the affirmative vote of the majority of votes cast; (d) authorize our board of directors to set dual record dates for notice and voting at meetings of our stockholders; and (e) establish the Court of Chancery of the State of Delaware as the exclusive forum for certain disputes involving the Company.

        We believe that the proposed amendments to our by-laws will, in combination, provide for more effective and responsive corporate governance of our Company. Our board of directors has adopted these amendments as a package, and their effectiveness is contingent upon the approval of all of them by our stockholders. If all the recommended amendments are approved by the stockholders, we will amend and restate our by-laws, effective immediately following our 2012 annual meeting, so as to be in the form attached as Exhibit A. If fewer than all of the recommended amendments are approved by the stockholders, none of the amendments will become effective.

        The material amendments to the Company's by-laws are described in Proposals 3(a) through 3(e) below, each of which will be voted on separately. In addition, the proposed amendments include other minor editorial and conforming changes that are not specifically described below. A copy of the proposed Amended and Restated By-laws, marked to show all the proposed changes from our current by-laws, is attached as Exhibit B for your reference. We encourage you to review Exhibits A and B in their entirety.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF EACH OF THE FOLLOWING PROPOSALS:

Proposal 3(a):    AMENDMENT TO THE BY-LAWS TO SET THE FIRST THURSDAY IN MAY OF EACH YEAR AS THE DEFAULT ANNUAL MEETING DATE.

        Our board of directors proposes amending the Company's by-laws to provide for the Company's annual meeting of stockholders to be held at 10:00 a.m. on the first Thursday of May each year, unless a different date is designated by our board of directors. See Exhibit A, at Section 3.2. Although our by-laws currently fix the second Wednesday in June of each year as the default date for our annual meeting, we have most often held our annual meeting on the first Thursday of May. Changing the by-laws to reflect this date as a default will conform our by-laws to our historical practice and provide greater predictability for stockholder and Company planning purposes.

Proposal 3(b):    AMENDMENT TO THE BY-LAWS TO CLARIFY PROCEDURE FOR PROVIDING NOTICE OF STOCKHOLDER BUSINESS AT ANNUAL MEETING

        Section 3.6 of our by-laws currently provides that for a stockholder to bring business before an annual or special meeting, including nominations for director, the stockholder must give timely notice that contains certain required disclosures and is in the proper written form. The proposed amendments to Section 3.6 would:

  •
  Clarify that, with certain exceptions, the date by which stockholders must provide notice to us is at least sixty but no more than ninety days before the first anniversary of the date of the previous year's annual meeting of stockholders (rather than sixty to ninety days before the date of the meeting with respect to which the notice is given, as currently provided);

  •
  Expand the information to be provided about the stockholder proposal or nominee for director, and about the proponent or proponents of the proposal or nomination and their interests in our Company and the matter proposed;

  •
  Require more complete disclosure about the beneficial ownership of our stock by the proponents and persons associated with them, including any derivative transactions they may have entered into with respect to our stock; and

  •
  Clarify the procedures for providing and updating the required notices.

        We believe that these amendments will provide greater certainty as to the procedure for, and content of, the required notices, and thereby make the administration of our annual and special meetings of stockholders more efficient and orderly. Equally important, these amendments will help ensure that our stockholders are provided with timely and relevant information concerning stockholder proposals and nominees and their proponents, which will enable our stockholders to make better informed voting decisions.

Proposal 3(c):    AMENDMENT TO THE BY-LAWS TO REQUIRE THAT DIRECTOR NOMINEES BE ELECTED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF VOTES CAST

        Our by-laws currently provide, as permitted by the Delaware General Corporation Law, that directors are elected by plurality vote. The board of directors proposes to amend our Company's by-laws to require that director nominees be elected by the vote of the majority of the votes cast with respect to that director's election. See Exhibit A, at Section 4.5. In the event of a contested election, where the number of director nominees exceeds the number of directors to be elected, the directors would still be elected by the vote of the plurality of votes cast with respect to the election of directors.

        The proposed amendment requires that if an incumbent director nominee fails to be elected, he or she will be required to tender his or her resignation from the board, subject to acceptance by the board of directors. In deciding whether or not to accept the resignation of such a director, the board of directors will consider the recommendation of the nominating and corporate governance committee and such other factors as it considers relevant. See Exhibit A at Section 4.5(b).

        At each annual meeting since our initial public offering in 2005, each of our director nominees has received the affirmative vote of at least 90% of the holders of our outstanding common stock. We have never received a stockholder proposal to nominate an alternate slate of directors or to change our election standard. However, we believe that it is good corporate governance practice to provide our stockholders with a more direct voice in the election of our directors. Under a plurality election standard, even a single affirmative vote is sufficient to elect a director in an uncontested election, and "withhold" votes, no matter how numerous, have no binding effect. We believe that the proposed majority election standard will provide our stockholders with a more effective mechanism for expressing approval or disapproval of director nominees.

Proposal 3(d):    AMENDMENT TO THE BY-LAWS TO ALLOW FOR SEPARATE RECORD DATES FOR NOTICE AND VOTING AT STOCKHOLDER MEETINGS

        Our board of directors is recommending an amendment to Section 9.1 of our by-laws, which relates to setting the record date for notice and voting at meetings of our stockholders. Section 9.1 currently requires that our board fix a single date for determining which stockholders are entitled to notice of, and entitled to vote at, any meeting of stockholders. The proposed amendment will allow the board, should it choose to do so, to set separate record dates for determining stockholders entitled to notice of a meeting (or an adjournment thereof) and stockholders entitled to vote at the meeting (or an adjournment thereof). In determining the stockholders entitled to vote, the board of directors may set a voting record date that is later than the record date for notice.

        Under our current by-laws, stockholders who sell their shares of our stock between the record date for notice of a meeting are still the persons entitled to vote those shares at the meeting, despite the fact that they may no longer have any economic interest in our Company or the matter under consideration. Authorizing the board to establish separate record dates—one for providing notice of the meeting and one for voting eligibility—will provide the board with a means to ensure, in appropriate circumstances, that those who are voting at a stockholders' meeting have an economic interest in our Company at the time of the stockholders' meeting.

Proposal 3(e):    AMENDMENT TO THE BY-LAWS TO ESTABLISH DELAWARE AS THE EXCLUSIVE FORUM FOR CERTAIN DISPUTES.

        The board of directors proposes to amend the Company's by-laws to provide that stockholders who wish to bring certain actions on behalf of or relating to the Company must do so in the Court of Chancery of the State of Delaware. The proposed amendment will add a new Section 12.1, which would provide that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Company's Certificate of Incorporation or By-laws, or (iv) any other action asserting a claim governed by the internal affairs doctrine, under Delaware law.

        The board of directors believes that our stockholders will benefit from having disputes of this nature litigated exclusively in the Delaware Chancery Courts, as it will help to assure consistent consideration of the issues, allow for the application of a well-developed body of case law and level of judicial expertise, and promote efficiency and ultimately maximize stockholder value in the resolution of any such claims. Although certain plaintiffs might prefer to litigate matters in a forum outside of Delaware (because for example, another court may be more convenient to them), we believe that the proposed provision provides substantial benefits to the Company and its stockholders as a whole. Delaware offers a system of specialized Chancery Courts that are experienced in resolving corporate law disputes, with streamlined procedures and processes that help provide relatively quick decisions. This accelerated schedule can limit the time, cost and uncertainty of litigation for all parties. These courts have developed considerable expertise in dealing with corporate law issues, as well as a substantial and influential body of case law construing Delaware's corporate law and long-standing precedent regarding corporate governance. This provides stockholders and the Company with more certainty with respect to the outcome of intra-corporate disputes. In addition, adoption of the provision would reduce the risk that the Company could be involved in duplicative litigation in more than one forum, as well as the risk that the outcome of cases in multiple forums could be inconsistent. In addition, the provision would give the board the flexibility, should it determine that is in the best interest of our stockholders, to consent to an alternative forum.

        We cannot be assured that all state courts will determine such a by-law provision to be enforceable or will be willing to force the transfer of such proceedings to the Delaware courts in the event such an action is brought in a court outside of the State of Delaware.

        OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF PROPOSALS 3(a), 3(b), 3(c), 3(d) and 3(e).

        It is a condition to the effectiveness of any of the proposed by-law amendments, and to the restatement of our by-laws in the form attached as Exhibit A, that each of Proposals 3(a) through 3(e) above be approved. If a sufficient number of votes in favor of each of Proposals 3(a) through 3(e) are not obtained, the Amended and Restated By-laws will not take effect, even if the required votes in favor of one or more of the other Proposals are received.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP currently serves as our independent registered public accounting firm and audited our consolidated financial statements and our internal control over financial reporting for the year ended December 31, 2011. Our audit committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2012, and to conduct audits of our consolidated financial statements and of our internal control over financial reporting, for the year ending December 31, 2012.

        Our audit committee is responsible for selecting and appointing our independent registered public accounting firm, and this appointment is not required to be ratified by our stockholders. However, our audit committee has recommended that the board of directors submit this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP, and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Hittite and our stockholders.

        In order to pass, this proposal must receive a majority of the votes cast with respect to this matter. We will not count abstentions or broker non-votes as votes cast.

        OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2012.

 INFORMATION ABOUT OUR BOARD OF DIRECTORS AND MANAGEMENT

Board of Directors

        The members of our board of directors are elected annually at our annual meeting of stockholders. Other than Mr. Daly, all of our directors are independent within the meaning of the applicable rules of the SEC and The Nasdaq Stock Market. Specifically, our board of directors has determined that each of Ms. Markham and Messrs. Godshalk, Hess, McAloon, Trapani and Weigold is an independent director.

        Since December 2005, our chief executive officer, Stephen G. Daly, has served as the chairman of our board of directors. Previously our founder, Dr. Yalcin Ayasli, was chairman of the board. Our board does not have a formal policy regarding whether the same person should serve as both the chief executive officer and chairman of the board and believes that it should retain the flexibility to make this determination in the manner it believes will provide the most appropriate leadership for our company from time to time.

        In November 2009, our board of directors established the position of lead director. Our lead director is a non-employee director, appointed by the board, whose responsibilities are to:

  •
  Preside over board meetings in the absence of the chairman and lead executive sessions of the board (i.e., sessions without management present);

  •
  Act as a liaison between the independent directors and the chairman and facilitate discussions among the independent directors on key issues and concerns outside of board meetings (without limiting the ability of any independent director to communicate directly with the chairman); and

  •
  Work with the chairman to set an appropriate calendar of board meetings and develop the agendas for board meetings.

        Our independent directors meet in executive session on a regular basis, without management present, with our lead director presiding.

        We believe that our current board leadership structure, with Mr. Daly serving as both chief executive officer and board chairman, is appropriate and in the interest of our stockholders in light of Mr. Daly's experience and effectiveness in serving in these roles, the efficiencies of having the chief executive officer also serve in the role of chairman and our strong corporate governance structure, including the fact that all of our other directors are independent. We believe that by having Mr. Daly serve as our chairman we benefit from his extensive knowledge of our company's history and culture, its products, technology and personnel, its markets and customers, and its operations, which draws upon in setting the agenda for meetings of our board, bringing relevant information to the attention of the directors and facilitating discussion of important strategic and operational issues. His combined role also enables decisive leadership, ensures clear accountability, and enhances our ability to communicate clearly and consistently to our stockholders, employees, customers and suppliers.

        Our purpose in establishing the lead director position was to facilitate communications between the independent directors and the chairman and thereby assist both the chairman and the independent directors in more efficiently and effectively performing their respective roles. Our lead director has no role in the management or operations of the company, does not establish company policy or strategy and, except as directed by the board, does not act as a spokesman for the company. Annually, the independent directors consider the role and designation of the lead director. Our board first appointed Franklin Weigold to serve as lead director in 2009 and has reappointed him to serve in that capacity yearly ever since. If reelected Mr. Weigold will serve as lead director until the annual meeting of stockholders in 2013 and thereafter until his successor is appointed.

        Our board of directors has adopted Corporate Governance Guidelines which may be found through the Investors page of our website at www.hittite.com.

Committees of the Board of Directors

        Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, which are the only standing committees of the board of directors.

        The membership and leadership of our standing committees are reviewed annually by the nominating and corporate governance committee, whose recommendations are acted upon by the full board. Although the board has not adopted a formal policy requiring realignment of committee assignments at fixed intervals, the board believes that periodic rotation of committee memberships and leadership is beneficial, as it broadens the experience and contributions of our directors and brings new perspective to the work of our board committees.

        Audit committee.    The current members of our audit committee are Mr. Godshalk, who serves as Chairman and Messrs. Hess and Trapani. Our board of directors has determined that each member of the audit committee is an independent director, and that each of Messrs. Godshalk and Trapani qualifies as an "audit committee financial expert," as defined by applicable rules of the SEC and The Nasdaq Stock Market. The audit committee assists our board of directors in its oversight of:

  •
  the integrity of our financial statements;

  •
  our compliance with legal and regulatory requirements;

  •
  the qualifications and independence of our independent registered public accounting firm; and

  •
  the performance of our independent registered public accounting firm.

        The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The audit committee establishes and implements policies and procedures for the pre-approval of all audit services and all permissible non-audit services provided by our independent registered public accounting firm. During the year ended December 31, 2011, our audit committee met in person or by telephone ten times. You can find a copy of the charter of our audit committee in its current form, as approved by our board of directors, through the Investors page of our website at www.hittite.com.

        Compensation committee.    The current members of our compensation committee are Ms. Markham, who serves as Chairman and Messrs. Godshalk, McAloon and Trapani, each of whom is an independent director. The compensation committee:

  •
  approves the compensation and benefits of our executive officers;

  •
  reviews and makes recommendations to the board of directors regarding benefit plans and programs for employee compensation; and

  •
  administers our equity compensation plans.

        During the year ended December 31, 2011, our compensation committee met in person or by telephone seven times and acted twice by unanimous written consent. You can find a copy of the charter of our compensation committee in its current form, as approved by our board of directors, through the Investors page of our website at www.hittite.com.

        Nominating and corporate governance committee.    The current members of our nominating and corporate governance committee are Mr. Hess, who serves as Chairman, and Mr. McAloon, Ms. Markham and Mr. Weigold, each of whom is an independent director. Effective immediately following the 2012 annual meeting, Mr. McAloon will succeed Mr. Hess as chairman of the committee. The nominating and corporate governance committee:

  •
  identifies individuals qualified to become board members;

  •
  recommends nominations of persons to be elected to the board; and

  •
  advises the board of directors regarding appropriate corporate governance policies and assists the board in adopting and implementing them.

        During the year ended December 31, 2011, our nominating and corporate governance committee met in person or by telephone five times. You can find a copy of the charter of our nominating and corporate governance committee in its current form, as approved by our board of directors, through the Investors page of our website at www.hittite.com.

Board Role in Risk Oversight

        Our board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees that report on their deliberations to the board. The oversight responsibility of the board and its committees is enabled by management reporting to the board about the identification, assessment and management of critical risks and management's risk mitigation strategies. We believe that our board's ability to discharge its risk oversight is enhanced by the service of our chief executive officer as chairman of the board and by our institution of the role of lead director.

        The board and its committees oversee risks associated with their respective principal areas of focus, as summarized below.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks and exposures associated with the annual operating plan and five-year strategic plan; litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation; acquisitions and divestitures; operational risk related to our information technology, or IT, systems; and senior management succession planning.
Audit Committee

Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure and internal control over financial reporting; risks related to the integrity from a financial reporting point of view of our IT systems; financial policies and investment guidelines; and credit and liquidity matters.

Nominating and Corporate Governance Committee	Risks and exposures relating to our corporate governance; and director succession planning.
Compensation Committee	Risks and exposures associated with compensation programs and arrangements, including incentive plans.

 Compensation Committee Interlocks and Insider Participation

        None of the members of our compensation committee during the year ended December 31, 2011 has ever been employed by us or had any relationship requiring disclosure herein pursuant to Item 404 of Regulation S-K. During 2011, none of our executive officers served as a director or member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee or board of directors.

Director Compensation

        Mr. Daly, who is employed by us, receives no separate compensation for his services as a director or as chairman of the board. Our non-employee directors receive cash fees and equity-based compensation in the form of awards under our 2005 Stock Incentive Plan, as follows:

  •
  each non-employee director receives an annual cash fee in the amount of $32,000;

  •
  our lead director receives an additional annual cash fee in the amount of $32,000;

  •
  the chairperson of each of our board committees receives an additional annual cash fee as follows: audit committee chair, $20,000; compensation committee chair, $20,000; and nominating and corporate governance committee chair, $20,000; and

  •
  each other member of a board committee receives an additional annual cash fee of $8,000 for each committee.

        The cash fees described above are paid quarterly in arrears. Non-employee directors are also reimbursed upon request for travel and other out-of-pocket expenses incurred in connection with their attendance at meetings of the board and of committees on which they serve.

        Each non-employee director who is first elected to the board, or who is elected to an additional one-year term at any annual meeting of stockholders, receives upon such election a restricted stock award of a number of shares of our common stock, fixed on the date of grant, that has a fair market value on the date of grant equal to $130,000. Each such restricted stock award vests on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of stockholders.

        The following table provides information concerning the compensation earned by each person, other than Mr. Daly, who served as a member of our board of directors during 2011. See "Executive Compensation" for a discussion of the compensation of Mr. Daly.

DIRECTOR COMPENSATION FOR 2011

Name	Fees Earned or Paid in Cash ($)	Stock Awards($)(1)	All Other Compensation ($)(2)	Total ($)
Ernest L. Godshalk	55,500	130,013	3,222	188,735
Rick D. Hess	55,500	130,013	155	185,668
Adrienne M. Markham	55,500	130,013	—	185,513
Brian P. McAloon	48,000	130,013	—	178,013
Cosmo S. Trapani	49,500	130,013	4,029	183,542
Franklin Weigold	70,500	130,013	3,161	203,674

(1)
Represents the grant date fair value of restricted stock awards of 2,113 shares of common stock made in May 2011 to each non-employee director under our 2005 Stock Incentive Plan, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718").

(2)
Consists of reimbursement for travel and other out-of-pocket expenses incurred by the directors in connection with their attendance at meetings of the board and of committees on which they serve.

Meetings of the Board of Directors

        Our board of directors met in person or by telephone eight times during 2011. No director attended fewer than 75% of the aggregate number of meetings of the board of directors and of any committee of the board on which he or she served in 2011.

Policy Regarding Board Attendance

        Our directors are expected to attend meetings of the board of directors and meetings of committees on which they serve. Our directors are expected to spend the time needed at each meeting and to meet as frequently as necessary to properly discharge their responsibilities. We encourage members of our board of directors to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so. Each of our directors attended the 2011 annual meeting of stockholders.

Director Candidates and Selection Process

        Our nominating and corporate governance committee, in consultation with our chairman of the board and chief executive officer, is responsible for identifying and reviewing candidates to fill open positions on the board, including positions arising as a result of the removal, resignation or retirement of any director, an increase in the size of the board or otherwise, and recommending to our full board candidates for nomination for election to the board. In recommending new directors, the committee will consider any requirements of applicable law or listing standards, a candidate's strength of character, judgment, business experience and specific area of expertise, diversity, factors relating to the composition of the board (including its size and structure), and such other factors as the committee deems to be appropriate. The goal of the committee is to assemble a board that consists of individuals who bring a variety of complementary attributes and who, taken together, have the appropriate skills and experience to oversee our business. The committee is responsible for reviewing from time to time the appropriate skills and characteristics required of board members in the context of the current make-up of the board, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, sales, financial reporting and other areas that contribute to an effective board.

        The committee considers diversity, which it views broadly to include diversity of experience, skills and viewpoint as well as traditional diversity concepts such as race and gender, as one of a number of factors in identifying nominees for director. The committee has not adopted any formal policy, guidelines or procedures with respect to the consideration of diversity in the nominating process.

        Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to our nominating and corporate governance committee, c/o Secretary, Hittite Microwave Corporation, 2 Elizabeth Drive, Chelmsford, Massachusetts 01824. Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates that it recommends. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Any recommendation of a potential director nominee should also include a statement signed by the proposed nominee expressing a willingness to serve on our board if elected. As part of this responsibility, the committee will be responsible for conducting, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the board and such candidate's compliance with the independence and other qualification requirements established by the committee or imposed by applicable law or listing standards.

Communications with our Board of Directors

        Stockholders wishing to communicate with our board should send correspondence to the attention of the Chairman of the Board, c/o Hittite Microwave Corporation, 2 Elizabeth Drive, Chelmsford, Massachusetts 01824, and should include with the correspondence evidence that the sender of the communication is one of our stockholders. Satisfactory evidence would include, for example, contemporaneous correspondence from a brokerage firm indicating the identity of the stockholder and the number of shares held. The chairman will review all correspondence confirmed to be from stockholders and decide whether or not to forward the correspondence or a summary of the correspondence to the full board or a committee of the board. The chairman will review all stockholder correspondence, but the decision to relay that correspondence to the full board or a committee will rest entirely within his discretion. Our board believes that this process will suffice to handle the relatively low volume of communications we have historically received from our stockholders. If the volume of communications increases such that this process becomes burdensome to the chairman, our board may elect to adopt more elaborate screening procedures.

Code of Ethics

        We have adopted a code of business conduct and corporate ethics policy that applies to all of our directors and employees, including our chief executive officer, chief financial officer and other executive officers. Our code of ethics includes provisions covering conflicts of interest, business gifts and entertainment, outside activities, compliance with laws and regulations, insider trading practices, antitrust laws, payments to government personnel, bribes or kickbacks, corporate record keeping, accounting records, the reporting of illegal or unethical behavior and the reporting of accounting concerns. Any waiver of any provision of the code of ethics granted to an executive officer or director may only be made by the board of directors. The code of ethics is posted under "Investors—Governance Policies—Code of Business Conduct and Corporate Ethics Policy" on our website at www.hittite.com.

 Our Management

        The following table sets forth certain information regarding our executive officers and other vice presidents as of April 20, 2012.

Name	Age	Position
Stephen G. Daly	46	Chairman of the Board, President and Chief Executive Officer
William W. Boecke	60	Vice President, Chief Financial Officer and Treasurer
Everett N. Cole III	50	Vice President of Hybrid Manufacturing(1)
William D. Hannabach	49	Vice President of Global Operations
Norman G. Hildreth, Jr.	49	Vice President
Dong Hyun (Thomas) Hwang	48	Vice President of Sales
Brian J. Jablonski	52	Vice President of Operations(1)
Michael A. Olson	51	Vice President
Antonio Visconti	51	Vice President

(1)
Our vice president of hybrid manufacturing and vice president of operations are non-executive officers who are included pursuant to Item 401(c) of Regulation S-K as persons who are expected to make significant contributions to our business.

        Stephen G. Daly has served as our President since January 2004, and as our Chief Executive Officer since December 2004. He has served as a member of our board of directors since January 2004 and as our Chairman since December 2005. Since joining Hittite in 1996, Mr. Daly has held various positions, including Applications Engineer, Principal Sales Engineer, Director of Sales and Director of Marketing. From 1992 to 1996, Mr. Daly held sales management positions at Alpha Industries and M/A-COM, which are RF and microwave semiconductor companies. From 1988 to 1992, Mr. Daly held various microwave design engineering positions at Raytheon's Missile Systems Division and Special Microwave Device Operations Division. Mr. Daly received a B.S. in Electrical Engineering from Northeastern University.

        William W. Boecke has served as our Vice President, Chief Financial Officer and Treasurer since March 2001. From 1997 to 2001, Mr. Boecke served as Vice President, Corporate Controller of PRI Automation, Inc., a supplier of semiconductor manufacturing automation systems. From 1991 to 1997, Mr. Boecke served as Director of Finance of LTX Corporation, a developer of automated semiconductor test equipment. Mr. Boecke received a B.S. from St. John's University and an M.B.A. from Boston College, and is a Certified Public Accountant.

        Everett N. Cole III has served as our Vice President of Hybrid Manufacturing since January 2010. From October 1997 to January 2010, Mr. Cole served as our Director of Quality. From 1985 until joining Hittite in 1997, Mr. Cole held various quality engineering positions at Raytheon's Missile Systems Division. Mr. Cole received a B.S. in Electrical Engineering from the University of Lowell and an M.S. in Manufacturing Management Science from the University of Massachusetts at Lowell.

        William D. Hannabach has served as our Vice President of Global Operations since January 2010. Since joining Hittite in February 2005, Mr. Hannabach has held various positions, including Director of Operations and Director of Programs. From 2003 to 2005, Mr. Hannabach was a Global Supply Chain Strategy Program Manager at GE Healthcare. From 2000 to 2003, Mr. Hannabach was the Director of Project Management at the Surface Mount Division of Universal Instruments, a capital equipment manufacturer for the printed wire board industry. From 1985 to 2000, Mr. Hannabach held various program and operations management positions at Lockheed Martin Corporation and GE Aerospace. Mr. Hannabach received a B.S. in Mechanical Engineering from The Pennsylvania State University and an M.B.A. from Boston University.

        Norman G. Hildreth, Jr.    has served as Vice President since January 2010, managing research and development engineering. From January 2004 to January 2010, Mr. Hildreth served as our Vice President of Sales and Marketing, and from February 2002 to January 2004, he served as our Director of Product Development. He was employed by Sirenza Microdevices, a designer and supplier of RF components, from August 2000 to February 2002, as Vice President, Wireless Products, and Director of Fixed Wireless Products. From February 1992 to August 2000, Mr. Hildreth held various positions at Hittite including Director of Marketing, Director of Sales, Engineering Sales Manager and Senior Engineer. From 1985 to 1992 he held design engineering positions at Adams-Russell, M/A-Com and ST Olektron. Mr. Hildreth received a B.S. in Electrical Engineering from the University of Massachusetts at Dartmouth.

        Dong Hyun (Thomas) Hwang has served as our Vice President of Sales since January 2010. Since joining Hittite in January, 2002, Mr. Hwang has held various positions, including Asia-Pacific Regional Sales Manager and Director of Sales. From 1997 to 2002, Mr. Hwang served as Country Manager for Korea at M/A-COM. Mr. Hwang received a B.S. in Electrical Engineering and an M.S. in Electrical Engineering from Lehigh University.

        Brian J. Jablonski has served as our Vice President of Operations since December 2005. From May 2004 to December 2005, Mr. Jablonski served as our Director of Operations. From 2003 until joining Hittite in 2004, Mr. Jablonski served as a Capital Planning Manager at Allegro Microsystems Corp., a supplier of advanced mixed signal power IC semiconductors. From 2000 to 2003, he served as Materials

Manager at M/A-Com and as the Director of Operations at Trebia Networks, a developer of storage networking applications. From 1986 to 2000, he served in a number of management positions, including Director of Materials, for Unitrode. Mr. Jablonski received a B.S. in Industrial Management from Northeastern University and an M.B.A. from New Hampshire College.

        Michael A. Olson has served as Vice President since January 2010, managing research and development engineering. From January 2008 to January 2010, Mr. Olson served as our Vice President of Engineering. From March 1996 to January 2008, Mr. Olson held various positions at Hittite including Director of IC Engineering, Director of Product Development, Sales Engineer and Applications Manager. From 1985 to 1996, Mr. Olson held various design engineering positions at Raytheon's Microwave and Power Tube Division and Raytheon's Special Microwave Device Operations Division. Mr. Olson received a B.S. in Electrical Engineering from Lehigh University.

        Antonio Visconti has served as Vice President since October 2011, managing research and development engineering. From 2010 to 2011, Mr. Visconti served as Business Director in Maxim Integrated Product's Precision Control Group. From 2008 to 2011 he served as the CEO and Founder of ACZENT, Inc., a provider of analog solutions. From 2002 to 2008 he served as the Vice President and General Manager of National Semiconductor's Data Conversion division. Mr. Visconti has over 22 years of experience in the semiconductor industry. Mr. Visconti received his degree in Electronic Engineering from the University of Naples in Italy.

Executive Compensation

        The following table summarizes the compensation earned during the fiscal year ended December 31, 2011 by our chief executive officer, our chief financial officer, who is our principal financial officer, and by our three next most highly compensated executive officers who were in office at December 31, 2011, whom we refer to in this proxy statement as our "named executive officers."

        The compensation of our executive officers is discussed periodically by the compensation committee of our board of directors throughout the year, and is formally reviewed and acted upon by the committee on an annual basis, in two stages. Prior to year end, salaries for the next year are approved. Discretionary cash bonuses for the completed fiscal year, which we refer to in this proxy statement as the "performance year," and long-term equity-based incentive compensation, are generally approved during the first quarter following completion of the performance year.

        Under the Securities and Exchange Commission's rules for preparation of the following tables, discretionary cash bonuses are reported in the performance year in which they were earned, while equity-based awards are reported in the year in which they are granted by our compensation committee. We make our decisions regarding long-term equity-based incentive compensation during the first quarter following the end of the performance year. Equity-based awards for the 2009 performance year are therefore reported in the table below as 2010 compensation, and (with the exceptions described in footnotes 19 and 23 to the Summary Compensation table below) no restricted stock awards are reported as having been granted in 2009. Awards for the 2010 performance year were made in February 2011. Similarly, awards for the 2011 performance year were made in February 2012, and are disclosed in footnote 5 to the Summary Compensation Table below.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)		All Other Compensation ($)(4)		Total ($)
Stephen G. Daly,	2011	350,000	86,500	600,297	(5)	13,770	(6)	1,050,567
President and Chief	2010	326,968	86,500	1,672,000	(7)	20,051	(8)	2,105,519
Executive Officer	2009	315,794	—	—	(9)	9,370	(10)	325,164
William W. Boecke,	2011	245,000	69,500	525,107	(5)	28,597	(11)	868,205
Vice President, Chief	2010	236,250	66,500	1,254,000	(7)	22,175	(12)	1,578,926
Financial Officer and Treasurer	2009	230,731	—	—	(9)	14,041	(13)	244,772
Norman G. Hildreth, Jr.,	2011	245,000	69,500	525,107	(5)	23,473	(14)	863,080
Vice President	2010	236,250	66,500	1,254,000	(7)	19,682	(15)	1,576,432
	2009	230,731	—	—	(9)	15,281	(16)	246,012
Dong Hyun (Thomas) Hwang,	2011	235,000	66,500	525,107	(5)	21,266	(17)	847,873
Vice President of Sales	2010	223,301	59,500	278,320	(7)	17,655	(18)	578,776
	2009	209,098	28,000	316,160	(19)	12,080	(20)	565,338
William D. Hannabach,	2011	225,000	66,500	525,107	(5)	20,727	(21)	837,334
Vice President of Global	2010	196,075	59,500	459,800	(7)	19,523	(22)	734,897
Operations	2009	183,672	10,000	355,680	(23)	17,138	(24)	566,490

(1)
Amounts consist of discretionary cash bonuses awarded to each named executive officer for the year in question and, for each of 2011 and 2010 a $1,500 profit sharing bonus paid in cash to each of our employees, including our named executive officers. No such profit sharing bonus was paid for 2009.

(2)
Amounts shown represent the grant date fair value of restricted stock awards made to the named executive officer in the year indicated, computed in accordance with ASC 718. As required by applicable SEC rules, awards are reported in year of grant.

(3)
Awards on account of the 2009 performance year were made in February 2010. Awards on account of the 2010 performance year were made in February 2011. Awards on account of the 2011 performance year were made in February 2012. See note 5.

(4)
Except as described in the following footnotes, our named executive officers did not receive or earn any other perquisites, personal benefits or property as compensation for their services in 2011, 2010 or 2009. Reported compensation is valued on the basis of its aggregate incremental cost to us.

(5)
Restricted stock award granted in February 2011 on account of the 2010 performance year. Restricted stock awards to our executive officers on account of the 2011 performance year were approved in February 2012, with fair values at the date of grant as follows:

Name	Stock Awards ($)
Stephen G. Daly	500,169
William W. Boecke	425,116
Norman G. Hildreth, Jr.	474,965
William D. Hannabach	449,760
Dong Hyun (Thomas) Hwang	474,965
(6)
Amount consists of (i) a $8,250 contribution paid by us to our 401(k) Plan for the account of Mr. Daly, (ii) an automobile allowance of $5,400, and (iii) a life insurance premium of $120 paid by us to maintain a life insurance policy for Mr. Daly.

(7)
Restricted stock awards to our executive officers on account of the 2009 performance year were approved in February 2010 and are reported as 2010 compensation.

(8)
Amount consists of (i) a $8,250 contribution paid by us to our 401(k) Plan for the account of Mr. Daly, (ii) an automobile allowance of $11,669, and (iii) a life insurance premium of $132 paid by us to maintain a life insurance policy for Mr. Daly.

(9)
Restricted stock awards to our executive officers on account of the 2009 performance year were approved in February 2010 and are reported as 2010 compensation. Messrs. Hannabach and Hwang were not executive officers in 2009.

(10)
Amount consists of (i) a $3,641 contribution paid by us to our 401(k) Plan for the account of Mr. Daly, (ii) an automobile allowance of $5,609, and (iii) a life insurance premium of $120 paid by us to maintain a life insurance policy for Mr. Daly.

(11)
Amount consists of (i) a $11,000 contribution paid by us to our 401(k) Plan for the account of Mr. Boecke, (ii) $12,477 of costs associated with an automobile leased by us and used by Mr. Boecke, (iii) a life insurance premium of $120 paid by us to maintain a life insurance policy for Mr. Boecke, and (iv) a $5,000 payment reflecting 10 years of service.

(12)
Amount consists of (i) a $11,000 contribution paid by us to our 401(k) Plan for the account of Mr. Boecke, (ii) $11,043 of costs associated with an automobile leased by us and used by Mr. Boecke, and (iii) a life insurance premium of $132 paid by us to maintain a life insurance policy for Mr. Boecke..

(13)
Amount consists of (i) a $3,488 contribution paid by us to our 401(k) Plan for the account of Mr. Boecke, (ii) $10,432 of costs associated with an automobile leased by us and used by Mr. Boecke, and (iii) a life insurance premium of $120 paid by us to maintain a life insurance policy for Mr. Boecke.

(14)
Amount consists of (i) a $8,250 contribution paid by us to our 401(k) Plan for the account of Mr. Hildreth, (ii) $15,103 of costs associated with an automobile leased by us and used by Mr. Hildreth, and (iii) a life insurance premium of $120 paid by us to maintain a life insurance policy for Mr. Hildreth.

(15)
Amount consists of (i) a $8,250 contribution paid by us to our 401(k) Plan for the account of Mr. Hildreth, (ii) $11,300 of costs associated with an automobile leased by us and used by Mr. Hildreth, and (iii) a life insurance premium of $132 paid by us to maintain a life insurance policy for Mr. Hildreth.

(16)
Amount consists of (i) a $2,791 contribution paid by us to our 401(k) Plan for the account of Mr. Hildreth, (ii) $12,370 of costs associated with an automobile leased by us and used by Mr. Hildreth, and (iii) a life insurance premium of $120 paid by us to maintain a life insurance policy for Mr. Hildreth.

(17)
Amount consists of (i) a $8,250 contribution paid by us to our 401(k) Plan for the account of Mr. Hwang, (ii) $12,896 of costs associated with an automobile leased by us and used by Mr. Hwang, and (iii) a life insurance premium of $120 paid by us to maintain a life insurance policy for Mr. Hwang.

(18)
Amount consists of (i) a $8,250 contribution paid by us to our 401(k) Plan for the account of Mr. Hwang, (ii) $9,273 of costs associated with an automobile leased by us and used by Mr. Hwang, and (iii) a life insurance premium of $132 paid by us to maintain a life insurance policy for Mr. Hwang.

(19)
Because Mr. Hwang was not an executive officer in 2009, his restricted stock award for the 2009 performance year was awarded in December 2009, rather than in February 2010 as was the case of the other named executive officers.

(20)
Amount consists of (i) a $2,711 contribution paid by us to our 401(k) Plan for the account of Mr. Hwang, (ii) $9,249 of costs associated with an automobile leased by us and used by Mr. Hwang, and (iii) a life insurance premium of $120 paid by us to maintain a life insurance policy for Mr. Hwang

(21)
Amount consists of (i) a $8,250 contribution paid by us to our 401(k) Plan for the account of Mr. Hannabach, (ii) $12,237 of costs associated with an automobile leased by us and used by Mr. Hannabach, (iii) a life insurance premium of $120 paid by us to maintain a life insurance policy for Mr. Hannabach, and (iv) $120 of other compensation.

(22)
Amount consists of (i) a $8,250 contribution paid by us to our 401(k) Plan for the account of Mr. Hannabach, (ii) $11,141 of costs associated with an automobile leased by us and used by Mr. Hannabach, and (iii) a life insurance premium of $132 paid by us to maintain a life insurance policy for Mr. Hannabach.

(23)
Because Mr. Hannabach was not an executive officer in 2009, his restricted stock award for the 2009 performance year was awarded in December 2009, rather than in February 2010 as was the case of the other named executive officers.

(24)
Amount consists of (i) a $2,615 contribution paid by us to our 401(k) Plan for the account of Mr. Hannabach, (ii) $14,403 of costs associated with an automobile leased by us and used by Mr. Hannabach, and (iii) a life insurance premium of $120 paid by us to maintain a life insurance policy for Mr. Hannabach.

        The following table sets forth all plan-based awards granted to our named executive officers during 2011. These restricted stock awards were granted on account of the 2010 performance year. Restricted stock awards on account of the 2011 performance year were approved in February 2012, and are reflected in footnote 2 to the table.

GRANTS OF PLAN-BASED AWARDS IN 2011

Name	Grant Date(1)	All Other Stock Awards: Number of Shares of Stock or Units (#)(1)(2)	Grant Date Fair Value of Stock and Option Awards($)(2)
Stephen G. Daly	February 23, 2011	9,820	600,297
William W. Boecke	February 23, 2011	8,590	525,107
Norman G. Hildreth, Jr.	February 23, 2011	8,590	525,107
Dong Hyun (Thomas) Hwang	February 23, 2011	8,590	525,107
William D. Hannabach	February 23, 2011	8,590	525,107

(1)
Restricted stock awards granted in February 2011 on account of our 2010 performance. Each stock award vests over a five-year period, with one-third of the shares vesting on the third anniversary of the date of grant and the balance of the shares vesting on the fifth anniversary of the date of grant, subject to partial acceleration in the event of a change in control of our company.

(2)
Restricted stock awards to our executive officers on account of the 2011 performance year were approved in February 2012. These awards vest in equal installments over a four-year period, consistent with the new vesting policy established by our compensation committee in 2011. The fair values of these awards at the date of grant were follows:

Name	Stock Awards ($)
Stephen G. Daly	500,169
William W. Boecke	425,116
Norman G. Hildreth, Jr.	474,965
Dong Hyun (Thomas) Hwang	474,965
William D. Hannabach	449,760

        The following table provides certain information about all outstanding equity awards held by our named executive officers at December 31, 2011, which consisted solely of restricted stock awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
Stephen G. Daly	215	(2)	10,617
	6,667	(3)	329,216
	20,000	(4)	987,600
	40,000	(5)	1,975,200
	9,820	(6)	484,912
William W. Boecke	172	(2)	8,493
	6,667	(3)	329,216
	13,333	(4)	658,384
	30,000	(5)	1,481,400
	8,590	(6)	424,174
Norman G. Hildreth, Jr.	172	(2)	8,493
	6,667	(3)	329,216
	13,333	(4)	658,384
	30,000	(5)	1,481,400
	8,590	(6)	424,174
Dong Hyun (Thomas) Hwang	152	(2)	7,506
	2,000	(7)	98,760
	5,333	(4)	263,344
	8,000	(8)	395,040
	7,000	(9)	345,660
	8,590	(6)	424,174
William D. Hannabach	126	(2)	6,222
	1,000	(7)	49,380
	4,667	(4)	230,456
	9,000	(8)	444,420
	11,000	(5)	543,180
	8,590	(6)	424,174

(1)
The market value of these unvested shares of restricted stock is based on the closing price of our common stock on December 31, 2011 of $49.38.

(2)
These shares vest in full on August 7, 2012.

(3)
These shares vest in full on February 28, 2013.

(4)
These shares vest in full on December 12, 2013.

(5)
One-third of these shares vest on February 24, 2013, and the remaining shares vest on February 24, 2015.

(6)
One-third of these shares vest on February 23, 2014, and the remaining shares vest on February 23, 2016.

(7)
These shares vest in full on December 11, 2012.

(8)
One-third of these shares vest on December 18, 2012, and the remaining shares vest on December 18, 2014.

(9)
One-third of these shares vest on January 20, 2013, and the remaining shares vest on January 20, 2015.

        The following table provides certain information about the vesting of restricted stock awards held by our named executive officers during the year ended December 31, 2011. None of our named executive officers exercised any stock options during the year ended December 31, 2011.

OPTION EXERCISES AND STOCK VESTED FOR 2011

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Stephen G. Daly	20,250	1,078,142
William W. Boecke	13,534	734,533
Norman G. Hildreth, Jr.	13,534	734,533
Dong Hyun (Thomas) Hwang	4,842	249,873
William D. Hannabach	2,481	130,952

(1)
Value realized on vesting is equal to the market price of the underlying securities at the vesting date.

Equity Compensation Plan Information

        We have one equity compensation plan under which shares are currently authorized for issuance, our 2005 Stock Incentive Plan (the "2005 Plan"). Our Amended and Restated 1996 Stock Option Plan (the "1996 Plan") expired by its terms on January 2, 2006, and no additional awards may be issued under the 1996 Plan. Each of our 1996 Plan and our 2005 Plan was approved by our stockholders prior to our initial public offering in 2005. We have no equity compensation plans that have not been approved by our stockholders. The following table provides information regarding securities authorized for issuance as of December 31, 2011 under our equity compensation plans.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights(1) (b)	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)(2)
Equity Compensation Plans Approved by Security Holders	66,708	$17.06	3,751,436
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	66,708	$17.06	3,751,436

(1)
Does not include 1,155,575 shares outstanding as of December 31, 2011 in the form of restricted stock awards or restricted stock units under our 2005 Plan, which do not require the payment of any consideration by the recipients.

(2)
Reflects the issuance of restricted stock awards and restricted stock units outstanding at December 31, 2011.

Compensation Discussion and Analysis

  Executive summary

        The objectives of our executive compensation program are to align compensation with the interests of our stockholders, with achievement of our business goals and with the individual performance of our executives; to motivate and reward high levels of performance; and to enable our company to attract, retain and reward a senior management team that will contribute to the long-term success of our company.

        Our compensation for our executive officers consists of three principal elements, each of which is determined by our compensation committee in its discretion:

  •
  Base salaries, which are the only fixed component of compensation, are used primarily to attract and retain executives responsible for our long-term success.

  •
  Cash bonuses, which are awarded by the compensation committee in its discretion after the year end, are "at-risk" compensation intended both to reward executives for the achievement of corporate and individual goals established for them annually, and to attract and retain executives.

  •
  Long-term equity-based incentive compensation, in the form of discretionary restricted stock awards, are intended to align executive and stockholder interests, to motivate and reward executives for our long-term business success and to attract and retain executives responsible for this long-term success.

        We do not use a formula to allocate total compensation among these various components. Each of the elements of our executive compensation program is essential to meeting the program's overall objectives, and most of the compensation components simultaneously fulfill one or more of these objectives.

        Our business strategy is to introduce high performance products that are valued by customers for their ability to address technically challenging applications in attractive, growing markets. Development of such products from concept to commercial introduction can take several years, and it may take several more years for a newly introduced product to generate substantial revenue; however, the life cycle of a successful product tends to be long, often ten years or more.

        Because the success of our business depends on the coordinated efforts of employees in multiple disciplines over a period of years, our compensation philosophy emphasizes long-term incentives. For this reason, long-term equity-based incentive compensation has historically been the largest component of our executive officers' compensation. We believe that equity-based incentive awards motivate and reward value creation, as their benefit to the executive increases as our stock price increases. They also serve as effective retention tools due to their time-based vesting, thus increasing our ability to retain our executive officers.

  Say on pay advisory vote.

        At our annual meeting of stockholders in 2011, we submitted our executive compensation program to an advisory vote of our stockholders and it received the support of 98% of the votes cast. Our stockholders also supported our recommendation to hold future advisory votes on our executive compensation program on an annual basis, and our board of directors has therefore determined to hold such votes every year. We consider carefully any feedback we receive from our stockholders about our executive compensation program, including the annual say on pay vote.

  Executive compensation process.

        The compensation of our executive officers is determined by the compensation committee of our board of directors, and discussed by the committee throughout the year. Our formal annual compensation review process generally takes place in two stages. Prior to year end, salaries for the next year are established by the committee. Cash bonuses for the completed fiscal year and long-term equity-based incentive compensation are then awarded by the committee during the first quarter on a discretionary basis, after a review of the full year's results.

        The compensation committee, which is comprised entirely of non-employee directors, each of whom is independent, met seven times and acted twice by unanimous written consent during 2011. The members of the compensation committee have substantial managerial experience and wide contacts in the semiconductor industry and in the broader technology industry, upon which they rely in making their determinations. The committee also takes into account publicly available information concerning the compensation practices of other companies in the semiconductor industry, and has from time to time purchased generally available compensation reports on the semiconductor industry.

        The compensation committee has also engaged Radford Surveys and Consulting, or Radford, as a consultant to the committee and has commissioned from Radford studies of specific compensation practices of selected companies. This information is used by the committee informally and primarily for purposes of comparison to ascertain whether our compensation for our executive officers is broadly competitive. Radford is an independent compensation consultant and, other than providing consulting services to the committee and the commissioned survey data described herein, has provided no other services to us or to our management.

        The committee does not have a formal benchmarking policy or a practice of establishing the amount of any element of our executive officers' compensation by reference to a formula or to a fixed range of percentages or percentiles of the compensation of any peer or comparison group. As a result, the determinations made by the members of our compensation committee have historically been guided to a significant degree by their collective judgment and experience.

  Role of executive officers in establishing compensation.

        Our chief executive officer makes recommendations with regard to the compensation of our executive officers other than himself, which are reviewed by the compensation committee. Executive officers do not participate in the process of establishing their own annual compensation.

  Executive compensation for 2011.

        Salaries.    In setting salaries for our executive officers for 2011, we considered the salaries we paid our executive officers in prior years, information available to us regarding the compensation paid to persons having comparable responsibilities at other semiconductor companies with which we compete, as well as information concerning the responsibilities and compensation of other members of our senior management team. The committee evaluated the experience, talents and capabilities of our executive officers and recommended salaries that it believed were commensurate with these attributes and that our executive officers would find attractive. The committee also took into account its view that, in general, executives having comparable levels of responsibility in our company should receive similar levels of base compensation.

        After considering these factors, for 2011 we increased the salaries of our executive officers, other than our vice president of global operations, by amounts ranging from $5,250 to $13,000. These increases were generally consistent with merit raises that we awarded to our non-executive employees for 2011. Our vice president of global operations, William D. Hannabach, was promoted to that position in January 2010, and for 2011 his salary was increased from $194,500 to $225,000, to reflect his increased responsibilities.

        Bonuses.    In general, our cash bonuses are intended to provide short-term incentives by rewarding executive officers for their contribution to our performance for the past year. The bonus determinations of our compensation committee are discretionary, and take into account the recommendations of our chief executive officer (other than with respect to himself) and judgments made by the committee members. The compensation committee's judgments are based in part on a review, during the first quarter following the completion of the performance year, of each executive's performance in relation to objectives for that executive that are developed by the committee and reviewed by the board of directors at the beginning of the performance year. While some of the factors the committee considers are quantifiable, in our view many less quantifiable forms of contribution are equally important and are given considerable weight.

        In awarding cash bonuses for 2011, the committee considered our improved financial performance in 2011, at a time when many companies in our industry experienced deteriorating results. Our revenue increased 8.1%, to $264.1 million, and net income increased 9.9%, to $84.7 million, or $2.77 per diluted share, compared with 2010. Our analysis indicated that our revenue and net income growth rate and our total shareholder return for 2011 were superior to those of most of the companies in our 2011 compensation peer group discussed below. Individual bonuses also reflected the committee's assessment of the performance of each executive in relation to the specific objectives for him that had been approved by the committee at the beginning of the year.

        After taking all these factors into account, our compensation committee determined in February 2012 to award to our executive officers, other than our chief executive officer, discretionary cash bonuses in amounts ranging from $40,000 to $68,000, equivalent to 18% to 29% of their base salaries for 2011.

        Restricted stock awards.    We believe that long-term equity-based incentives are important as a means of aligning the interests of management with stockholders' interest in the financial performance of our company and value of our stock, and also in recruiting and retaining qualified executives. Restricted stock awards under our 2005 Equity Incentive Plan are our primary form of long-term incentive compensation for our employees, including our executive officers.

        In order to provide a significant incentive to executive officers to remain with our firm and create long-term value for our stockholders, our restricted stock awards to them have historically vested over a five-year period, with one-third of the shares vesting on the third anniversary of the date of grant and the balance of the shares vesting on the fifth anniversary of the date of grant. Restrictions on transfer of outstanding restricted stock awards lapse as the restricted stock awards vest. Vesting of awards with this five-year vesting schedule is subject to partial acceleration in the event that there is a change in control of our company, such that the number of shares vested immediately prior to the change in control will be determined as if the vesting schedule of the award had provided for vesting in 60 monthly installments commencing on the first month of the anniversary of the grant.

        During 2011, our compensation committee decided to modify our standard vesting schedule for restricted stock awards granted to our employees, including our executive officers, so as to provide for linear vesting, and also to conform more closely to what it considered to be competitive norms in our industry. Under the new vesting schedule, which applies to awards granted after July 2011, the awards vest in four equal annual installments, commencing on the first anniversary of the award date.

        The Securities and Exchange Commission's rules for preparation of the foregoing tables require that equity-based awards be reported in the year in which they are granted by our compensation committee. With exceptions noted in the tables, awards to our named executive officers on account of the 2009 and 2010 performance years were made in February 2010 and 2011, respectively, and are included as compensation for 2010 and 2011 in the Summary Compensation Table and the Grants of Plan-Based Awards tables above. Awards on account of the 2011 performance year were approved in February 2012, and are described in footnotes to the tables.

        In determining the amount of our long-term equity-based incentive awards to our executive officers made in February 2011, the compensation committee reviewed an equity compensation review commissioned by the committee from Radford in October 2010 (the "2010 Radford Study") that analyzed equity-based compensation data for a comparison group that combined, on an equally weighted basis, data from two groups of companies:

  •
  the Radford High Technology Executive Survey Group, consisting of companies in the semiconductor industry with annual revenues between $100 million and $400 million, which were selected by Radford Surveys and not identified to the committee; and

  •
  a peer group, which we refer to as the 2011 peer group, consisting of 30 companies in the semiconductor industry selected by the committee because they have business and financial profiles comparable to ours, as follows:

Advanced Analogic Technologies, Inc.	MaxLinear, Inc.	Semtech Corporation
Atheros Communications, Inc.	Micrel Incorporated	Silicon Laboratories, Inc.
Cabot Microelectronics Corporation	Microsemi Corporation	Skyworks Solutions, Inc.
Cavium, Inc.	Monolithic Power Systems, Inc.	STEC, Inc.
Cirrus Logic, Inc.	Netlogic Microsystems, Inc.	STR Holdings, Inc.
Diodes Incorporated	PMC-Sierra, Inc.	Tessera Technologies, Inc.
II-VI Incorporated	Power Integrations, Inc.	TriQuint Semiconductor
InterDigital, Inc.	QLogic Corporation	Verigy, Ltd
Intersil Corporation	Rambus, Inc.	Vicor Corporation
IPG Photonics Corporation	RF Micro Devices, Inc.	Volterra Semiconductor Corporation

        Consistent with our compensation philosophy, equity-based incentive compensation was the largest component of our executive officers' compensation in 2011. To ensure that our executives' total pay was competitive, the committee made awards that were consistent in the aggregate with awards at the 50th to 75th percentile made to executives, other than our chief executive officer, having comparable responsibilities as reflected in the 2010 Radford Study. The committee considered that it was not necessary or appropriate in 2011 to make awards of the magnitude that had been made in 2010, as those awards had been made in order to realign the vesting profiles and retention characteristics of the executive officers' outstanding stock awards, an objective that had been largely achieved. After taking these factors into account, in February 2011, the committee authorized restricted stock awards to our executive officers, other than our chief executive officer, having fair values ranging from $375,000 to $525,000.

        Benefits and perquisites.    Our executive officers receive no perquisites other than those we make available to our senior management employees generally. They are eligible to participate in standard employee benefit plans, including health, life insurance and medical reimbursement plans and a 401(k) retirement plan, on substantially the same terms as other employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these plans. They are also entitled to the use of a company-leased automobile or to receive an allowance to reimburse them for costs related to a comparable automobile owned or leased directly by the executive, a benefit that we also make available to other management-level employees.

  Chief executive officer compensation.

        Consistent with our compensation policies for our other executive officers, our approach to the 2011 compensation of our chief executive officer, Stephen G. Daly, was to be competitive with comparable companies in the semiconductor industry. The salary for our chief executive officer is intended to provide him with a level of fixed compensation commensurate with his responsibilities and duration of employment with our company and competitive with salaries for officers holding similar positions with comparable companies in the semiconductor industry.

        After considering all these factors, we increased Mr. Daly's salary from $325,000 to $350,000 for 2011, representing an 8% increase. We awarded Mr. Daly in February 2011 a restricted stock award having a fair value of $600,000. In February 2012, the committee awarded Mr. Daly a discretionary cash bonus of $85,000 on account of the 2011 performance year, equivalent to 24% of his base salary for 2011 and equal to his bonus for 2010. In addition to reflecting the considerations noted above, the greater magnitude of Mr. Daly's cash bonus and restricted stock award in relation to those received by the other named executive officers was in recognition of his broader responsibility for the achievement of our strategic plan.

  Section 162(m) of the Internal Revenue Code.

        Section 162(m) of the Internal Revenue Code limits our tax deduction for compensation in excess of $1.0 million paid to our chief executive officer and our four other most highly compensated executive officers at the end of any fiscal year unless the compensation qualifies as "performance-based compensation." Historically, none of our executive officers has received annual compensation in an amount that would be subject us to a limitation on deductions under Section 162(m). Our compensation committee's policy with respect to Section 162(m) is to make a reasonable effort to cause compensation to be deductible by us while simultaneously providing our executive officers with appropriate rewards for their performance.

Compensation Committee Report

        Our compensation committee has submitted the following report for inclusion in this proxy statement:

        Our compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on our committee's review and the discussions with management, our committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

                      Adrienne M. Markham, Chair
                      Ernest L. Godshalk
                      Brian P. McAloon
                      Cosmo S. Trapani

INFORMATION ABOUT COMMON STOCK OWNERSHIP AND PERFORMANCE

Stock Owned by Directors, Executive Officers and Greater-Than-5% Stockholders

        The following table provides information about the beneficial ownership of our common stock as of March 31, 2012, by:

  •
  each person or entity known by us to own beneficially more than five percent of our common stock;

  •
  each of the named executive officers;

  •
  each of our directors; and

  •
  all of our executive officers and directors as a group.

In accordance with SEC rules, beneficial ownership includes any shares for which a person or entity has sole or shared voting power or investment power and any shares for which the person or entity has the right to acquire beneficial ownership within 60 days after March 31, 2012 through the exercise of any option, warrant or otherwise, and includes shares subject to all outstanding restricted stock awards whether vested or unvested. Except as noted below, we believe that the persons named in the table have sole voting and investment power with respect to the shares of common stock set forth opposite their names. Percentage of beneficial ownership is based on 31,484,764 shares of common stock outstanding as of March 31, 2012. Shares included in the "Right to Acquire" column represent shares that are subject to options exercisable within 60 days of March 31, 2012. The address of our executive officers and directors is in care of Hittite Microwave Corporation, 2 Elizabeth Drive, Chelmsford, Massachusetts 01824.

	Shares Beneficially Owned
Names and Addresses of Beneficial Owners	Outstanding	Right to Acquire	Total	Percent
BlackRock, Inc.(1)	2,202,362	—	2,202,362	7.00%
40 East 52nd Street
New York, New York 10022
Capital Research Global Investors(2)	2,129,850	—	2,129,850	6.76%
333 South Hope Street
Los Angeles, California 90071
Neuberger Berman Management LLC(3)	1,827,642	—	1,827,642	5.80%
605 Third Avenue
New York, New York 10158
Stephen G. Daly(4)	99,729	—	99,729	*
William W. Boecke(5)	77,763	—	77,763	*
William Hannabach(6)	44,750	—	44,750	*
Norman G. Hildreth, Jr.(7)	67,242	—	67,242	*
Dong Hyun (Thomas) Hwang(8)	42,859	—	42,859	*
Ernest L. Godshalk(9)(10)	8,172	—	8,172	*
Rick D. Hess(9)	7,794	5,000	12,794	*
Adrienne M. Markham(9)	8,172	—	8,172	*
Brian P. McAloon(9)	8,172	—	8,172	*
Cosmo S. Trapani(9)(11)	7,407	—	7,407	*
Franklin Weigold(9)	15,517	—	15,517	*
All current executive officers and directors as a group (15 persons)(12)	526,386	5,000	531,386	1.69%

*
Less than one percent

(1)
Based on information contained in a report on Schedule 13G, filed with the Securities and Exchange Commission on February 13, 2012. The report states that BlackRock, Inc. reported a greater than 5% holding of Hittite Microwave Company as the parent of its subsidiaries BlackRock Japan Co. Limited, BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Australia Limited, BlackRock Advisors, LLC, BlackRock Asset Management Ireland Limited, BlackRock International Limited.

(2)
Based on information contained in an amendment to a report on Schedule 13G, filed with the Securities and Exchange Commission on February 9, 2012. The amended report states that one or more clients of Capital Research Global Investors have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock of Hittite Microwave Corporation. Capital Research Global Investors holds more than five percent of the outstanding Common Stock of Hittite Microwave Corporation as of December 31, 2011 on behalf of SMALLCAP World Fund, Inc.

(3)
Based on information contained in a report on Schedule 13G, filed with the Securities and Exchange Commission on February 15, 2012. The report states that Neuberger Berman Group LLC, Neubeger Berman LLC, Neuberger Berman Management LLC, and Neuberger Berman Equity Funds have the ability to retain or dispose of greater than 5% of the outstanding shares of Hittite Microwave Company on behalf of their clients and/or in their roles as advisors and investment managers of various registered mutual funds which hold such shares.

(4)
Includes 85,632 shares subject to restricted stock awards that are unvested as of March 31, 2012 and are therefore subject to restrictions on transfer and risk of forfeiture.

(5)
Includes 66,352 shares subject to restricted stock awards that are unvested as of March 31, 2012and are therefore subject to restrictions on transfer and risk of forfeiture.

(6)
Includes 42,413 shares subject to restricted stock awards that are unvested as of March 31, 2012 and are therefore subject to restrictions on transfer and risk of forfeiture.

(7)
All 67,242 shares are subject to restricted stock awards that are unvested as of March 31, 2012 and are therefore subject to restrictions on transfer and risk of forfeiture.

(8)
Includes 39,555 shares subject to restricted stock awards that are unvested as of March 31, 2012 and are therefore subject to restrictions on transfer and risk of forfeiture.

(9)
Includes 2,113 shares subject to unvested restricted stock awards that will vest within 60 days of the date of the table.

(10)
Mr. Godshalk shares voting and investment power with his spouse with respect to 3,299 of the shares.

(11)
Mr. Trapani shares voting and investment power with his spouse with respect to 5.294 of the shares.

(12)
Includes 434,637 shares subject to restricted stock awards that are unvested as of March 31, 2012 and are therefore subject to restrictions on transfer and risk of forfeiture.

Stock Ownership Policy

        We have adopted a stock ownership policy for our officers and members of our board of directors. Under our stock ownership policy for officers, our chief executive officer is expected to acquire and hold at least that number of vested shares of our common stock as has an aggregate market value of no less than three times his current annual rate of salary and each other officer is expected to acquire and hold that number of shares as has an aggregate market value of not less than one times his current annual rate of salary. Under our stock ownership policy for directors, each director is expected to acquire and hold that number of vested shares as has an aggregate market value of not less than $200,000.

        We expect our officers to attain their stock ownership targets within five years of their first appointment as officers or, if later, by December 31, 2014. We expect our directors to attain their stock ownership targets within five years of the date of their first election to the board, or, if later, by December 31, 2012.

        Until his or her stock ownership target is met, each executive officer and director is expected to retain at least two-thirds of the net shares that vest under any restricted stock award or that are acquired upon exercise of any option, after deducting shares withheld, sold or otherwise necessary to offset the payment of any exercise price or tax obligations. This retention requirement is limited, in the case of executive officers, to awards made in 2010 and thereafter. If the value of vested shares held by an officer or director who has met the applicable stock ownership target drops below the target due to a subsequent decline in our stock price, the retention requirement is reinstated until the applicable target is again met.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file reports of ownership of, and transactions in, our securities with the Securities and Exchange Commission. These directors, executive officers and ten-percent stockholders are also required to furnish us with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such forms received by us, and on written representations from certain reporting persons, we believe that during 2011 our directors, officers and ten-percent stockholders complied with all applicable Section 16(a) filing requirements, with the exceptions noted below.

  •
  One late Form 4 report was filed by Mr. Daly regarding the withholding of 2,181 shares of our common stock by the Company to satisfy tax obligations.

  •
  One late Form 4 report was filed by Mr. Boecke regarding the withholding of 2,181 shares of our common stock by the Company to satisfy tax obligations.

  •
  One late Form 4 report was filed by Mr. Cole regarding the withholding of 569 shares of our common stock by the Company to satisfy tax obligations.

  •
  One late Form 4 report was filed by Mr. Hwang regarding the withholding of 2,161 shares of our common stock by the Company to satisfy tax obligations.

  •
  One late Form 4 report was filed by Mr. Hildreth regarding the withholding of 2,181 shares of our common stock by the Company to satisfy tax obligations.

  •
  One late Form 4 report was filed by Mr. Jablonski regarding the withholding of 1,403 shares of our common stock by the Company to satisfy tax obligations.

  •
  One late Form 4 report was filed by Mr. Weigold regarding the sale of 10,000 shares of our common stock by the Company to satisfy tax obligations.

  •
  One late Form 4 report was filed by Mr. Trapani regarding the acquisition of 2,113 shares of our common stock.

  •
  One late Form 4 report was filed by Ms. Markham regarding the acquisition of 2,113 shares of our common stock.

  •
  One late Form 4 report was filed by Mr. Hess regarding the acquisition of 2,113 shares of our common stock.

  •
  One late Form 4 report was filed by Mr. Godshalk regarding the acquisition of 2,113 shares of our common stock.

  •
  One late Form 4 report was filed by Mr. Weigold regarding the acquisition of 2,113 shares of our common stock.

  •
  One late Form 4 report was filed by Mr. McAloon regarding the acquisition of 2,113 shares of our common stock.

INFORMATION ABOUT OUR AUDIT COMMITTEE AND AUDITORS

Audit Committee Report

        The primary role of our audit committee is to assist our board of directors in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to stockholders and others, the adequacy of the system of internal control over financial reporting and disclosure controls and procedures established by management and the board, and the audit process and the independent auditors' qualifications, independence and performance.

        Management is responsible for establishing and maintaining the company's system of internal controls and for preparation of the company's financial statements. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing an opinion on the financial statements. The audit committee has met and held discussions with management and our independent auditors, and has also met separately with our independent auditors, without management present, to review the adequacy of our internal controls, financial reporting practices and audit process.

        The audit committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2011 with management and the independent auditors. As part of this review, the audit committee discussed with PricewaterhouseCoopers the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, "Communication with Audit Committees."

        The audit committee has received from PricewaterhouseCoopers a written statement describing all relationships between that firm and Hittite that might bear on the auditors' independence, consistent with Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The audit committee has discussed the written statement with the independent auditors, and has considered whether the independent auditors' provision of any consultation and other non-audit services to Hittite is compatible with maintaining the auditors' independence.

        Based on the above-mentioned reviews and discussions with management and the independent auditors, the audit committee recommended to the board of directors that Hittite's audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission.

                      Ernest L. Godshalk, Chair
                      Rick D. Hess
                      Cosmo S. Trapani

Our Auditors

        PricewaterhouseCoopers LLP have been selected by the audit committee of the board of directors as the independent registered public accounting firm to audit our financial statements for the year ending December 31, 2012. PricewaterhouseCoopers also served as our auditors in 2011. We expect that representatives of PricewaterhouseCoopers will attend the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

 Fees for Professional Services

        The following is a summary of the fees for professional services rendered by PricewaterhouseCoopers LLP for 2011 and 2010:

	Fees
Fee category	2011	2010
Audit fees	$594,500	$583,700
Audit-related fees	—	—
Tax fees	168,586	186,260
All other fees	3,775	14,738

Total Fees	$766,861	$784,698

        Audit fees.    Audit fees represent fees for professional services performed by PricewaterhouseCoopers LLP for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements and related expenses.

        Audit-related fees.    Audit-related fees represent fees for assurance and related services performed by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of our financial statements, including consultation on accounting standards or accounting for specific transactions.

        Tax fees.    Tax fees represent fees for professional services performed by PricewaterhouseCoopers LLP with respect to tax compliance, tax advice and tax planning and related expenses. These services include assistance with the preparation of federal, state, and foreign income tax returns.

        All other fees.    All other fees represent fees for products and services provided by PricewaterhouseCoopers LLP, other than those disclosed above.

Pre-Approval Policies and Procedures

        Our audit committee approves each engagement for audit or non-audit services before we engage PricewaterhouseCoopers LLP to provide those services. All audit and non-audit services require pre-approval by the audit committee.

        Our audit committee's pre-approval policies or procedures do not allow our management to engage PricewaterhouseCoopers LLP to provide any specified services without specific audit committee preapproval of the engagement for those services. All of the services provided by PricewaterhouseCoopers LLP during 2011 were pre-approved.

Whistleblower Procedures

        Our audit committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our directors, officers and employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. These procedures are set forth in our code of ethics. See "Information About Our Board of Directors and Management—Code of Ethics."

 OTHER MATTERS

Other Business

        Neither we nor our board of directors intends to propose any matters of business at the meeting other than the proposals described in this proxy statement. Neither we nor our board know of any matters to be proposed by others at the meeting.

Stockholder Proposals for 2013 Annual Meeting

        A stockholder who intends to request that a proposal to be made at the 2013 annual meeting of stockholders be included in our 2013 proxy statement must submit the proposal to us by January 16, 2013. In order for the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and must comply with procedures established by the Securities and Exchange Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to our Secretary at our address set forth on the notice of meeting appearing on the cover of this proxy statement.

        In addition, under our by-laws as currently in effect, for a stockholder's proposal to be brought before the 2013 annual meeting of our stockholders, the stockholder must give written notice to our Secretary at the address specified above not less than sixty (60) days and not more than ninety (90) days prior to the date set for the annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if the annual meeting of stockholders is to be held on a date prior to the second Wednesday in June, which will be June 12, 2013, and if less than seventy (70) days' notice or prior public disclosure of the date of the annual meeting is given or made, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the date on which notice of the date of the annual meeting was mailed or the day on which public disclosure was made of the date of the annual meeting.

        Should the proposed amendments to the by-laws described in Proposal 3 be adopted by our stockholders, then such written notice must be given to our Secretary no later than sixty (60) days and not more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting, which will be May 15, 2013, and if the annual meeting is advanced more than thirty (30) days prior to or delayed by more than sixty (60) days after that date, then notice must be given to our Secretary by the later of sixty (60) days prior to the date of the annual meeting or ten (10) days following the public disclosure of the date of the annual meeting is given. If the by-law amendments described in Proposal 3 are approved by our stockholders, we will disclose that fact and the effectiveness of the new Amended and Restated By-laws in a Current Report on Form 8-K to be filed within four business days of the 2012 annual meeting.

 Exhibit A

AMENDED AND RESTATED
BY-LAWS OF
HITTITE MICROWAVE CORPORATION

Section 1.    CERTIFICATE OF INCORPORATION AND BY-LAWS

        1.1   These by-laws are subject to the certificate of incorporation of the corporation. In these by-laws, references to the certificate of incorporation and by-laws mean the provisions of the certificate of incorporation and the by-laws as are from time to time in effect.

Section 2.    OFFICES

        2.1    Registered Office.    The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

        2.2    Other Offices.    The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

Section 3.    STOCKHOLDERS

        3.1    Location of Meetings.    All meetings of stockholders shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the board of directors, the chief executive officer or the president or, if not so designated, at the principal office of the corporation. Notwithstanding the foregoing, the board of directors may, in its sole discretion, determine that any such meeting shall not be held at any place, but may instead be held solely by means of remote communication, subject to any guidelines and procedures which the board of directors may adopt, as authorized by the General Corporate Law of the State of Delaware.

        3.2    Annual Meeting.    The annual meeting of stockholders shall be held at 10:00 a.m. on the first Thursday in May in each year (unless that day be a legal holiday at the place where the meeting is to be held, in which case the meeting shall be held at the same hour on the next succeeding day not a legal holiday) (the "Specified Date"), or at such other date and time as shall be designated from time to time by the board of directors, the chairman of the board or the president, at which the stockholders shall elect directors and transact such other business as may be required by law or these by-laws or as may properly come before the meeting.

        3.3    Special Meeting in Place of Annual Meeting.    If the election of directors shall not be held on the Specified Date, the directors shall cause the election to be held as soon thereafter as convenient, and to that end, if the annual meeting is omitted on the day herein provided therefor or if the election of directors shall not be held thereat, a special meeting of the stockholders may be held in place of such omitted meeting or election, and any business transacted or election held at such special meeting shall have the same effect as if transacted or held at the annual meeting, and in such case all references in these by-laws to the annual meeting of the stockholders, or to the annual election of directors, shall be deemed to refer to or include such special meeting.

        3.4    Other Special Meetings.    Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the certificate of incorporation, may be called by the chairman of the board or the president and shall be called at any time by the chairman of the board, the president or the secretary at the request in writing of a majority of the board of directors or by the holders of a majority of the shares of capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

        3.5    Notice of Meetings.    Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of such meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, if any, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

        3.6    Notice of Stockholder Business at Annual Meeting.    The following provisions of this Section 3.6 shall apply to the conduct of business at any annual meeting of the stockholders. (As used in this Section 3.6, the term annual meeting shall include a special meeting in lieu of an annual meeting.)

          (a)   Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation's notice of meeting of stockholders (with respect to business other than nominations); (ii) if brought before the meeting specifically by or at the direction of the board of directors; or (iii) if brought before the meeting by any stockholder of the corporation who was a stockholder of record at the time of giving the stockholder's notice provided for in Section 3.6(b) below, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 3.6. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation's notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "1934 Act")) before an annual meeting of stockholders.

          (b)   At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

            (i)    For nominations for the election to the board of directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 3.6(a), the stockholder must deliver written notice to the secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 3.6(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 3.6(c). Such stockholder's notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the corporation, if any, that are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Proponent (as defined in Section 3.6(b)(iv) below), on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Proponent were the "registrant" for purposes of such rule and the proposed nominee were a director or executive officer of such registrant and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person's written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 3.6(b)(iv). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such proposed nominee. To be eligible for nomination for election as a director of the corporation, the proposed nominee must deliver, in accordance with the time periods prescribed for delivery of notice under Section 3.6(b)(iii), to the secretary at the principal executive offices of the corporation, a written questionnaire with respect to the background and qualifications of such proposed nominee (the form of which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (the form of which will be provided by the secretary upon written request) that such proposed nominee (x) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee's ability to comply, if elected as a director of the corporation, with such proposed nominee's fiduciary duties under applicable law, (y) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation and (z) in such proposed nominee's individual capacity and on behalf of the Proponent on whose behalf the nomination is made, that the nominee would be in compliance, if elected as a director of the corporation, and, if elected will comply, with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.

            (ii)   Other than proposals sought to be included in the corporation's proxy materials pursuant to Rule 14(a)-8 under the 1934 Act, for business other than nominations for the election to the board of directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 3.6(a), the stockholder must deliver written notice to the secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 3.6(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 3.6(c). Such stockholder's notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent other than solely as a result of its ownership of the corporation's capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 3.6(b)(iv).

            (iii)  To be timely, the written notice required by Section 3.6(b)(i) or 3.6(b)(ii) must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that, subject to the last sentence of this Section 3.6(b)(iii), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder's notice as described above.

            (iv)  The written notice required by Section 3.6(b)(i) or 3.6(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a "Proponent" and collectively, the "Proponents"): (A) the name and address of each Proponent, as they appear on the corporation's books; (B) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 3.6(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 3.6(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (with respect to a notice under Section 3.6(b)(i)) or to carry such proposal (with respect to a notice under Section 3.6(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder's notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

    For purposes of this Section 3.6, a "Derivative Transaction" means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

      (w) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation,

      (x) that otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation,

      (y) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

      (z) that provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation,

    which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

          (c)   A stockholder providing written notice required by Section 3.6(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the determination of stockholders entitled to vote at such meeting and (ii) the date that is five (5) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 3.6(c), such update and supplement shall be received by the secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for determination of Stockholders entitled to vote at the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 3.6(c), such update and supplement shall be received by the secretary at the principal executive offices of the corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

          (d)   A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 3.6(a), or in accordance with clause (iii) of Section 3.6(a). Except as otherwise required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 3.6(b)(iv)(D) and 3.6(b)(iv)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

          (e)   Notwithstanding the foregoing provisions of this Section 3.6, to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 3.6(a)(iii) of these Bylaws.

          (f)    For purposes of this Section 3.6,

            (i)    "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

            (ii)   "affiliates" and "associates" shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the "1933 Act").

        3.7    Stockholder List.    The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

        3.8    Quorum of Stockholders.    Except as otherwise required by law, or by the certificate of incorporation or by these by-laws, the holders of a majority of the shares of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Except as otherwise provided by law, no stockholder present at a meeting may withhold his shares from the quorum count by declaring his shares absent from the meeting.

        3.9    Adjournment.    Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these by-laws, which time and place shall be announced at the meeting, by a majority of votes cast upon the question, whether or not a quorum is present, or, if no shareholder is present, by any officer entitled to preside at or act as secretary of such meeting. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

        3.10    Proxy Representation.    Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by such means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting as is specified in the notice of the meeting) or may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, objecting to or voting or participating at a meeting, or expressing consent or dissent without a meeting. Each proxy must be executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder's authorized agent and delivered (including by electronic transmission) to the secretary of the corporation. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. Except as provided by law, a revocable proxy shall be deemed revoked if the stockholder is present at the meeting for which the proxy was given. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. The authorization of a proxy may but need not be limited to specified action, provided, however, that if a proxy limits its authorization to a meeting or meetings of stockholders, unless otherwise specifically provided such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof.

        3.11    Inspectors.    The directors or the person presiding at the meeting shall appoint one or more inspectors of election and any substitute inspectors to act at the meeting or any adjournment thereof. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes or ballots, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes or ballots, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. The inspectors shall make a report in writing of the actions taken at the meeting, including any challenge, question or matter determined by them and execute a certificate of any fact found by them.

        3.12    Action by Vote.    Except as otherwise provided by law or pursuant to the provisions of the certificate of incorporation, each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held. When a quorum is present at any meeting, whether the same be an original or an adjourned session, a majority of the votes properly cast upon any question other than an election of directors shall decide the question, except when a different vote is required by law, by the certificate of incorporation or by these by-laws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

Section 4.    DIRECTORS

        4.1    Number.    The number of directors which shall constitute the whole board shall not be less than three (3) nor more than nine (9), except that whenever there shall be only one stockholder, such number shall be not less than one. Within the foregoing limits, the number of directors shall be determined from time to time by resolution of the board of directors and may be increased or decreased at any time or from time to time by the directors by vote of a majority of directors then in office, except that any such decrease by vote of the directors shall only be made to eliminate vacancies existing by reason of the death, resignation or removal of one or more directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 4.4 of these by-laws. Directors need not be stockholders.

        4.2    Tenure.    Except as otherwise provided by law, by the certificate of incorporation or by these by-laws, each director shall hold office until the next annual meeting and until his successor is elected and qualified, or until he sooner dies, resigns, is removed or becomes disqualified.

        4.3    Powers.    The business of the corporation shall be managed by or under the direction of the board of directors, which shall have and may exercise all the powers of the corporation and do all such lawful acts and things as are not by law, the certificate of incorporation or these by-laws directed or required to be exercised or done by the stockholders.

        4.4    Vacancies.    Any vacancy in the board of directors, however occurring, including a vacancy resulting from an enlargement of the board, shall be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by the sole remaining director. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies, the vote or action by writing thereon to take effect when such resignation or resignations shall become effective. A director elected to fill a vacancy shall hold office until the next annual meeting and until his successor is elected and qualified, or until he sooner dies, resigns, is removed or becomes disqualified. The directors shall have and may exercise all their powers notwithstanding the existence of one or more vacancies in their number, subject to any requirements of law or of the certificate of incorporation or of these by-laws as to the number of directors required for a quorum or for any vote or other actions.

        4.5    Election of Directors.    The following provisions of this Section 4.5 shall apply to the election of directors at any annual meeting or special meeting of stockholders.

          (a)   At any meeting for the election of directors at which a quorum is present, each director shall be elected by the vote of the majority of the votes cast with respect to that director's election; provided, that if as of a date that is fourteen (14) days in advance of the date the corporation files with the Securities and Exchange Commission for such meeting its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of any election required by this Section 4.5 to be by a majority of the votes cast, such term shall mean that the number of shares voted "for" a director's election exceeds the number of votes cast "against" or "withheld" from voting for that director's election. Broker non-votes and abstentions shall not be counted as votes cast in the election of directors.

          (b)   If a nominee for director is not elected and the nominee is an incumbent director, the director shall promptly tender his or her resignation to the board of directors, subject to acceptance by the board of directors. The nominating and corporate governance committee will make a recommendation to the board of directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The board of directors will act on the tendered resignation, taking into account the recommendation of the nominating and corporate governance committee, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within ninety (90) days from the date of the certification of the election results. The nominating and corporate governance committee in making its recommendation, and the board of directors in making its decision, may each consider any factors or other information that they consider appropriate and relevant. The director who tenders his or her resignation will not participate in the recommendation of the nominating and corporate governance committee or the decision of the board of directors with respect to his or her resignation.

          (c)   If a director's resignation is accepted by the board of directors pursuant to this Section 4.5, or if a nominee for director is not elected and the nominee is not an incumbent director, then the board of directors may fill the resulting vacancy pursuant to the provisions of

  Section 4.4 or may decrease the size of the board of directors pursuant to the provisions of Section 4.1.

        4.6    Committees.    The board of directors may, by vote of a majority of the whole board, (a) designate, change the membership of or terminate the existence of any committee or committees, each committee to consist of one or more of the directors; (b) designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee; and (c) determine the extent to which each such committee shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the corporation, including the power to authorize the seal of the corporation to be affixed to all papers which require it and the power and authority to declare dividends or to authorize the issuance of stock; excepting, however, such powers which by law, by the certificate of incorporation or by these by-laws they are prohibited from so delegating. In the absence or disqualification of any member of such committee and his alternate, if any, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the board or such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these by-laws for the conduct of business by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors upon request.

        4.7    Regular Meeting.    Regular meetings of the board of directors may be held without call or notice at such place within or without the State of Delaware and at such times as the board may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent directors. A regular meeting of the directors may be held without call or notice immediately after and at the same place as the annual meeting of the stockholders.

        4.8    Special Meetings.    Special meetings of the board of directors may be held at any time and at any place within or without the State of Delaware designated in the notice of the meeting, when called by the chairman of the board or president, or by one-third or more in number of the directors, reasonable notice thereof being given to each director by the secretary or by the chairman of the board or president or by any one of the directors calling the meeting.

        4.9    Notice.    It shall be reasonable and sufficient notice to a director to send notice by mail at least forty-eight hours or by telegram or electronic transmission at least twenty-four hours before the meeting, addressed to him at his usual or last known business or residence address or to give notice to him in person or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given to any director if a written waiver of notice or waiver by electronic transmission, executed by him before or after the meeting, is filed with the records of the meeting, or to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

        4.10    Quorum.    Except as may be otherwise provided by law, by the certificate of incorporation or by these by-laws, at any meeting of the directors a majority of the directors then in office shall constitute a quorum. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that a quorum shall not in any case be less than one-third of the total number of directors constituting the whole board. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

        4.11    Action by Vote.    Except as may be otherwise provided by law, by the certificate of incorporation or by these by-laws, when a quorum is present at any meeting the vote of a majority of the directors present shall be the act of the board of directors.

        4.12    Action Without a Meeting.    Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all the members of the board or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and any such writing or electronic transmission is filed with the records of the meetings of the board or of such committee. Such consent shall be treated for all purposes as the act of the board or of such committee, as the case may be.

        4.13    Participation in Meetings by Conference Telephone.    Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors or of any committee thereof may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting.

        4.14    Compensation.    Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix from time to time the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and the performance of their responsibilities as directors and may be paid a fixed sum for attendance at each meeting of the board of directors and/or a stated salary as director. No such payment shall preclude any director from serving the corporation or its parent or subsidiary corporations in any other capacity and receiving compensation therefor. The board of directors may also allow compensation for members of special or standing committees for service on such committees.

        4.15    Interested Directors and Officers.

          (a)   No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the corporation's directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

            (i)    The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

            (ii)   The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

            (iii)  The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

          (b)   Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

        4.16    Resignation or Removal of Directors.    Directors of the corporation may be removed only by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at an election of directors. Any director may resign at any time by delivering his resignation in writing or by electronic transmission to the chairman of the board, the president or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in either case the necessity of its being accepted, except as provided in Section 4.5(b), or unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no director removed shall have any right to receive compensation as such director for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

Section 5.    NOTICES

        5.1    Form of Notice.    Whenever, under the provisions of law, or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Unless written notice by mail is required by law, written notice to any director may also be given by telegram, electronic mail, cable, telecopy, commercial delivery service, telex or similar means, addressed to such director or stockholder at his address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery (in person or by telephone) shall be deemed given at the time it is actually given. Except as otherwise provided by law, any notice given to stockholders of the corporation shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

        5.2    Waiver of Notice.    Whenever notice is required to be given under the provisions of law, the certificate of incorporation or these by-laws, a written waiver thereof or a waiver by electronic transmission, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors or members of a committee of the directors need be specified in any written waiver of notice or any waiver by electronic transmission.

Section 6.    OFFICERS AND AGENTS

        6.1    Enumeration; Qualification.    The officers of the corporation shall be a chairman of the board, a chief executive officer, a president, a treasurer, a secretary and such other officers, if any, as the board of directors from time to time may in its discretion elect or appoint, including, without limitation, one or more vice presidents. Any officer may be, but none need be, a director or stockholder. Any two or more offices may be held by the same person. Any officer may be required by the board of directors to secure the faithful performance of his duties to the corporation by giving bond in such amount and with sureties or otherwise as the board of directors may determine.

        6.2    Powers.    Subject to law, to the certificate of incorporation and to the other provisions of these by-laws, each officer shall have, in addition to the duties and powers herein set forth, such duties and powers as are commonly incident to his office and such additional duties and powers as the board of directors may from time to time designate.

        6.3    Election.    The board of directors at its first meeting after each annual meeting of stockholders shall choose a chairman of the board, a chief executive officer, a president, a treasurer and a secretary. Other officers may be appointed by the board of directors at such meeting, at any other meeting or by written consent. At any time or from time to time, the directors may delegate to any officer their power to elect or appoint any other officer or any agents.

        6.4    Tenure.    Each officer shall hold office until the first meeting of the board of directors following the next annual meeting of the stockholders and until his successor is elected and qualified unless a shorter period shall have been specified in terms of his election or appointment, or in each case until he sooner dies, resigns, is removed or becomes disqualified. Each agent of the corporation shall retain his authority at the pleasure of the directors, or the officer by whom he was appointed or by the officer who then holds agent appointive power.

        6.5    Chairman and Vice Chairman of the Board.    The chairman of the board shall preside over all meetings of the board of directors and stockholders of the corporation at which he is present, and shall perform such other duties and possess such powers as are assigned to him by the board of directors. If the board of directors appoints a vice chairman of the board, he shall, in the absence or disability of the chairman of the board, perform the duties and exercise the powers of the chairman of the board and shall perform such other duties and possess such other powers as may from time to time be vested in him by the board of directors. In the absence of the chairman and vice chairman of the board, meetings of the board of directors and stockholders shall be presided over by the chief executive officer or other chairperson designated by the board of directors.

        6.6    Chief Executive Officer, President and Vice Presidents.    The chief executive officer shall have direct and active charge of all business operations of the corporation and shall have general supervision of the entire business of the corporation, subject to the control of the board of directors. The president shall have such powers and perform such duties as the board of directors may from time to time designate, shall perform the functions of the chief executive officer if that office is vacant, and shall preside, when present, at any meeting of the board of directors in the absence of the chairman of the board, the vice chairman of the board, if any, and the chief executive officer.

        The chief executive officer or treasurer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

        Any vice presidents shall have such duties and powers as shall be designated from time to time by the board of directors or by the chief executive officer.

        6.7    Treasurer and Assistant Treasurers.    The treasurer shall be the chief financial officer of the corporation and shall be in charge of its funds and valuable papers, and shall have such other duties and powers as may be assigned to him from time to time by the board of directors or by the chief executive officer.

        Any assistant treasurers shall have such duties and powers as shall be designated from time to time by the board of directors, the chief executive officer or the treasurer.

        6.8    Secretary and Assistant Secretaries.    The secretary shall record all proceedings of the stockholders, of the board of directors and of committees of the board of directors in a book or series of books to be kept therefor and shall file therein all writings of, or related to, action by stockholder or director consent. In the absence of the secretary from any meeting, an assistant secretary, or if there is none or he is absent, a temporary secretary chosen at the meeting, shall record the proceedings thereof. Unless a transfer agent has been appointed, the secretary shall keep or cause to be kept the stock and transfer records of the corporation, which shall contain the names and record addresses of all stockholders and the number of shares registered in the name of each stockholder. The secretary shall have such other duties and powers as may from time to time be designated by the board of directors or the chief executive officer.

        Any assistant secretaries shall have such duties and powers as shall be designated from time to time by the board of directors, the chief executive officer or the secretary.

        6.9    Resignation and Removal.    Any officer may resign at any time by delivering his resignation in writing to the chief executive officer or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in any case the necessity of its being accepted unless the resignation shall so state. The board of directors may at any time remove any officer either with or without cause. The board of directors may at any time terminate or modify the authority of any agent. No officer resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no officer removed shall have any right to any compensation as such officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

        6.10    Vacancies.    If the office of the chief executive officer, the president, the treasurer or the secretary becomes vacant, the directors may elect a successor by vote of a majority of the directors then in office. If the office of any other officer becomes vacant, any person or body empowered to elect or appoint that office may choose a successor. Each such successor shall hold office for the unexpired term of his predecessor, and in the case of the chief executive officer, the president, the treasurer and the secretary until his successor is chosen and qualified, or in each case until he sooner dies, resigns, is removed or becomes disqualified.

Section 7.    CAPITAL STOCK

        7.1    Stock Certificates.    Each stockholder shall be entitled to a certificate stating the number and the class and the designation of the series, if any, of the shares held by him, in such form as shall, in conformity to law, the certificate of incorporation and the by-laws, be prescribed from time to time by the board of directors, except that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of stock of the corporation shall be uncertificated shares, to the extent permitted by law. Every holder of stock represented by certificates shall be entitled to have a certificate signed by (i) the chairperson of the board or the vice-chairperson of the board or the president or a vice-president and (ii) the treasurer or an assistant treasurer or the secretary or an assistant secretary. Any of or all the signatures on the certificate may be a facsimile. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the time of its issue.

        7.2    Lost Certificates.    The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 8.    TRANSFER OF SHARES OF STOCK

        8.1    Transfer on Books.    Subject to any restrictions with respect to the transfer of shares of stock and unless otherwise provided by the board of directors, shares of stock may be transferred only on the books of the corporation, if such shares are certificated, by the surrender to the corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, or upon proper instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the board of directors or the transfer agent of the corporation may reasonably require. Except as may be otherwise required by law, by the certificate of incorporation or by these by-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to receive notice and to vote or to give any consent with respect thereto and to be held liable for such calls and assessments, if any, as may lawfully be made thereon, regardless of any transfer, pledge or other disposition of such stock until the shares have been properly transferred on the books of the corporation.

        It shall be the duty of each stockholder to notify the corporation of his post office address.

Section 9.    GENERAL PROVISIONS

        9.1    Record Date.    In order that the corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.1 at the adjourned meeting.

        9.2    Dividends.    Dividends upon the capital stock of the corporation may be declared by the board of directors at any regular or special meeting or by written consent, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

        9.3    Payment of Dividends.    Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

        9.4    Checks.    All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

        9.5    Fiscal Year.    The fiscal year of the corporation shall begin on the first day of January in each year and shall end on the last day of December next following, unless otherwise determined by the board of directors.

        9.6    Seal.    The board of directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be altered from time to time by the board of directors.

Section 10.    INDEMNIFICATION

        The following provisions shall apply with respect to the indemnification of, and advancement of expenses to, certain parties as set forth below:

        10.1    General.

          (a)   The corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was, or has agreed to become, a director or officer of the corporation, or is or was serving or has agreed to serve, at the request of the corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation (including any partially or wholly owned subsidiary of the corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan) (each of such persons being referred to as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitees behalf in connection with such action, suit or proceeding and any appeal therefrom, if (i) the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation and (ii) with respect to any criminal action or proceeding, the Indemnitee had no reasonable cause to believe the Indemnitees conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith, did not act in a manner that the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, did not have reasonable cause to believe that the Indemnitees conduct was unlawful. Notwithstanding anything to the contrary in this Section 10, except as set forth in Section 10.3(b), the corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the corporation.

          (b)   The corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in the corporations favor by reason of the fact that the Indemnitee is or was, or has agreed to become, a director or officer of the corporation, or is or was serving as a director, officer or trustee of, or in a similar capacity with, another corporation (including any partially or wholly owned subsidiary of the corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the

  Indemnitees behalf in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) that the Court of Chancery of the State of Delaware shall deem proper.

          (c)   Notwithstanding any other provision of this Section 10, to the extent that an Indemnitee has been successful, on the merits or otherwise (including a disposition without prejudice), in defense of any action, suit or proceeding referred to in Section 10.1, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, the Indemnitee shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee or on the Indemnitees behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe the Indemnitees conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

          (d)   If any Indemnitee is entitled under any provision of this Section 10.1 to indemnification by the corporation for a portion, but not all, of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitees behalf, the corporation shall indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

        10.2    Advancement of Expenses.    Subject to Section 10.3(b), in the event that the corporation does not assume a defense pursuant to 10.3(a) of any action, suit, proceeding or investigation of which the corporation receives notice under this Section 10, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the corporation as authorized in this Section 10. Any such undertaking by an Indemnitee shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

        10.3    Procedures.

          (a)   As a condition precedent to any Indemnitees right to be indemnified, the Indemnitee must promptly notify the corporation in writing of any action, suit, proceeding or investigation involving the Indemnitee for which indemnity will or may be sought. With respect to any action, suit, proceeding or investigation of which the corporation is so notified, the corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee; provided that the corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the corporation or as to which counsel for the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and the Indemnitee in the conduct of the defense of such claim. After notice from the corporation to the Indemnitee of its election so to assume such defense, the corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided in Section 10.1. The Indemnitee shall have the right to employ the Indemnitees own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the corporation, (ii) counsel to the Indemnitee has reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and the Indemnitee in the conduct of the defense of such action or (iii) the corporation has not in fact employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the corporation except as otherwise expressly provided by this Section 10.

          (b)   In order to obtain indemnification or advancement of expenses pursuant to this Section 10, an Indemnitee shall submit to the corporation a written request therefor, which request shall include documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within sixty days after receipt by the corporation of the written request of the Indemnitee, unless with respect to requests under Sections 10.1(a), 10.1(b) or 10.2, the corporation determines, by clear and convincing evidence, within such sixty-day period, that any Indemnitee did not meet the applicable standard of conduct set forth in 10.1(a), 10.1(b) or 10.2. Such determination shall be made in each instance by (i) a majority vote of the directors of the corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), even though less than a quorum, (ii) a majority vote of a quorum of the outstanding shares of capital stock of all classes entitled to vote for directors, which quorum shall consist of stockholders who are not at that time parties to the action, suit, proceeding or investigation in question, (iii) independent legal counsel (who may be regular legal counsel to the corporation), or (iv) a court of competent jurisdiction.

          (c)   The right of an Indemnitee to indemnification or advancement of expenses pursuant to this Section 10 shall be enforceable by the Indemnitee in any court of competent jurisdiction if the corporation denies, in whole or in part, a request of an Indemnitee in accordance with Section 10.3(b) or if no disposition thereof is made within the sixty-day period referred to in Section 10.3(b). Unless otherwise provided by law, the burden of proving that an Indemnitee is not entitled to indemnification or advancement of expenses pursuant to this Section 10 shall be on the corporation. Neither the failure of the corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met any applicable standard of conduct, nor an actual determination by the corporation pursuant to Section 10.3(b) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitees expenses (including attorneys' fees) incurred in connection with successfully establishing the Indemnitees right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the corporation.

        10.4    Rights Not Exclusive.    The right of an Indemnitee to indemnification and advancement of expenses pursuant to this Section 10 shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in the Indemnitees official capacity and as to action in any other capacity while holding office for the corporation, and shall continue as to an Indemnitee who has ceased to serve in the capacity with respect to which the Indemnitees right to indemnification or advancement of expenses accrued, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Section 10 shall be deemed to prohibit, and the corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures supplemental to those set forth in this Section 10. The corporation may, to the extent authorized from time to time by its board of directors, grant indemnification rights to other employees or agents of the corporation or other persons serving the corporation and such rights may be equivalent to, or greater or less than, those set forth in this Section 10. In addition, the corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation (including any partially or wholly owned subsidiary of the corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by such a person in any such capacity, or arising out of such persons status as such, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

        10.5    Subsequent Events.

          (a)   No amendment, termination or repeal of this Section 10 or of any relevant provisions of the General Corporation Law of the State of Delaware or any other applicable law shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions of this Section 10 with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the effective date of such amendment, termination or repeal. If the General Corporation Law of the State of Delaware is amended after adoption of this Section 10 to expand further the indemnification permitted to any Indemnitee, then the corporation shall indemnify the Indemnitee to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended, without the need for any further action with respect to this Section 10.

          (b)   If the corporation is merged into or consolidated with another corporation and the corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the corporation under this Section 10 with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or factors occurring prior to the date of such merger or consolidation.

        10.6    Invalidation.    If any or all of the provisions of this Section 10 shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the corporation, to the fullest extent permitted by any applicable provision of this Section 10 that shall not have been invalidated and to the fullest extent permitted by the General Corporation Law of the State of Delaware or any other applicable law.

        10.7    Definitions.    Unless defined elsewhere in this Amended and Restated Certificate of Incorporation, any term used in this Section 10 and defined in Section 145(h) or (i) of the General Corporation Law of the State of Delaware shall have the meaning ascribed to such term in such Section 145(h) or (i), as the case may be.

Section 11.    AMENDMENTS

        11.1    By the Board of Directors.    These by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the board of directors at which a quorum is present.

        11.2    By the Stockholders.    Notwithstanding any other provision of these by-laws, and notwithstanding the fact that a lesser percentage may be permitted by law, these by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been given in the notice of such regular or special meeting.

Section 12.    FORUM FOR ADJUDICATION

        12.1    Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the corporation's certificate of incorporation or by-laws, or (iv) any other action asserting a claim governed by the internal affairs doctrine.

 Exhibit B

AMENDED AND RESTATED
BY-LAWS OF
HITTITE MICROWAVE CORPORATION

Section 1.    CERTIFICATE OF INCORPORATION AND BY-LAWS

        1.1    These by-laws are subject to the certificate of incorporation of the corporation. In these by-laws, references to the certificate of incorporation and by-laws mean the provisions of the certificate of incorporation and the by-laws as are from time to time in effect.

Section 2.    OFFICES

        2.1    Registered Office.    The registered office shall be in the City of Wilmington, County of New Castle, State of Delaware.

        2.2    Other Offices.    The corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the corporation may require.

Section 3.    STOCKHOLDERS

        3.1    Location of Meetings.    All meetings of stockholders shall be held at such place, either within or without the State of Delaware, as may be designated from time to time by the board of directors, the chief executive officer or the president or, if not so designated, at the principal office of the corporation. Notwithstanding the foregoing, the board of directors may, in its sole discretion, determine that any such meeting shall not be held at any place, but may instead be held solely by means of remote communication, subject to any guidelines and procedures which the board of directors may adopt, as authorized by the General Corporate Law of the State of Delaware.

        3.2    Annual Meeting.    The annual meeting of stockholders shall be held at 10:00 a.m. on the ~~second Wednesday~~first Thursday in ~~June~~May in each year (unless that day be a legal holiday at the place where the meeting is to be held, in which case the meeting shall be held at the same hour on the next succeeding day not a legal holiday) (the "Specified Date"), or at such other date and time as shall be designated from time to time by the board of directors, the ~~chief executive officer~~chairman of the board or the president, at which the stockholders shall elect directors and transact such other business as may be required by law or these by-laws or as may properly come before the meeting.

        3.3    Special Meeting in Place of Annual Meeting.    If the election of directors shall not be held on the ~~day designated by these by-laws~~Specified Date, the directors shall cause the election to be held as soon thereafter as convenient, and to that end, if the annual meeting is omitted on the day herein provided therefor or if the election of directors shall not be held thereat, a special meeting of the stockholders may be held in place of such omitted meeting or election, and any business transacted or election held at such special meeting shall have the same effect as if transacted or held at the annual meeting, and in such case all references in these by-laws to the annual meeting of the stockholders, or to the annual election of directors, shall be deemed to refer to or include such special meeting.

        3.4    Other Special Meetings.    Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by law or by the certificate of incorporation, may be called by the ~~chief executive officer~~chairman of the board or the president and shall be called at any time by the ~~chief executive officer~~chairman of the board, the president or the secretary at the request in writing of a majority of the board of directors or by the holders of a majority of the shares of capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

        3.5    Notice of Meetings.    Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than ten (10) nor more than sixty (60) days before the date of such meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, if any, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

        3.6    Notice of Stockholder Business at Annual Meeting.    The following provisions of this Section 3.6 shall apply to the conduct of business at any annual meeting of the stockholders. (As used in this Section 3.6, the term annual meeting shall include a special meeting in lieu of an annual meeting.)

          (a)   ~~At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting of the stockholders, business must be (i) specified in~~Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation's notice of meeting ~~(or any supplement thereto), (ii) brought before the meeting~~of stockholders (with respect to business other than nominations); (ii) if brought before the meeting specifically by or at the direction of the board of directors ~~or (iii) properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (A) if such business relates to the nomination of a person for election as a director of the corporation, the procedures in Section 4.5 must be complied with and (B) if such business relates to any other matter, the stockholder must (X) be~~; or (iii) if brought before the meeting by any stockholder of the corporation who was a stockholder of record at the time of giving ~~of~~ the stockholder's notice provided for in Section 3.6(b) below, ~~(Y) be~~who is entitled to vote at ~~such~~the meeting and ~~(Z) have~~who complied with the notice procedures set forth in ~~Section 3.6(b).~~this Section 3.6. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation's notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "1934 Act")) before an annual meeting of stockholders.

          (b)   At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

            (i)    For nominations for the election to the board of directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 3.6(a), the stockholder must deliver written notice to the secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 3.6(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 3.6(c). Such stockholder's notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the corporation, if any, that are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Proponent (as defined in Section 3.6(b)(iv) below), on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Proponent were the "registrant" for purposes of such rule and the proposed nominee were a director or executive officer of such registrant and (6) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person's written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 3.6(b)(iv). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of such proposed nominee. To be eligible for nomination for election as a director of the corporation, the proposed nominee must deliver, in accordance with the time periods prescribed for delivery of notice under Section 3.6(b)(iii), to the secretary at the principal executive offices of the corporation, a written questionnaire with respect to the background and qualifications of such proposed nominee (the form of which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (the form of which will be provided by the secretary upon written request) that such proposed nominee (x) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee's ability to comply, if elected as a director of the corporation, with such proposed nominee's fiduciary duties under applicable law, (y) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation and (z) in such proposed nominee's individual capacity and on behalf of the Proponent on whose behalf the nomination is made, that the nominee would be in compliance, if elected as a director of the corporation, and, if elected will comply, with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.

            (ii)   Other than proposals sought to be included in the corporation's proxy materials pursuant to Rule 14(a)-8 under the 1934 Act, for business other than nominations for the election to the board of directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 3.6(a), the stockholder must deliver written notice to the secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 3.6(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 3.6(c). Such stockholder's notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent other than solely as a result of its ownership of the corporation's capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 3.6(b)(iv).

            (iii)  ~~(b) For business to be properly brought before an annual meeting of the stockholders by a stockholder pursuant to Section 3.6(a)(iii)(B), the stockholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a stockholder's notice shall be in writing and shall be received by the secretary of the corporation at the principal executive offices of the corporation not less than sixty (60) days and not more than ninety (90) days prior to the date for such annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if the annual meeting of stockholders is to be held on a date prior to the Specified Date, and if less than seventy (70) days' notice or prior public disclosure of the date of such annual or special meeting is given or made, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the date on which notice of the date of such annual meeting was mailed or the day on which public disclosure was made of the date of such annual meeting. A stockholder's notice to the secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, the name and address of the beneficial owner, if any, on whose behalf the proposal is made, and the name and address of any other stockholders or beneficial owners known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the corporation which are owned beneficially and of record by such stockholder of record, by the beneficial owner, if any, on whose behalf the proposal is made and by any other stockholders or beneficial owners known by such stockholder to be supporting such proposal, and (iv) a description of any material interest of such stockholder of record and/or of the beneficial owner, if any, on whose behalf the proposal is made, in such proposed business and any material interest of any other stockholders or beneficial owners known by such stockholder to be supporting such proposal in such proposed business, to the extent known by such stockholder, (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (vi) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to approve or adopt the proposal and/or (B) otherwise to solicit proxies from stockholders in support of such proposal.~~To be timely, the written notice required by Section 3.6(b)(i) or 3.6(b)(ii) must be received by the secretary at the principal executive offices of the corporation not later than the close of business on the sixtieth (60th) day nor earlier than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that, subject to the last sentence of this Section 3.6(b)(iii), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment or a postponement of an annual meeting for which notice has been given, or the public announcement thereof has been made, commence a new time period for the giving of a stockholder's notice as described above.

            (iv)  The written notice required by Section 3.6(b)(i) or 3.6(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a "Proponent" and collectively, the "Proponents"): (A) the name and address of each Proponent, as they appear on the corporation's books; (B) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 3.6(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 3.6(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (with respect to a notice under Section 3.6(b)(i)) or to carry such proposal (with respect to a notice under Section 3.6(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder's notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

For purposes of this Section 3.6, a "Derivative Transaction" means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

    (w) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation,

    (x) that otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation,

    (y) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

    (z) that provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation,

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

          (c)   A stockholder providing written notice required by Section 3.6(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the determination of stockholders entitled to vote at such meeting and (ii) the date that is five (5) business days prior to the meeting and, in the event of any adjournment or postponement thereof, five (5) business days prior to such adjourned or postponed meeting. In the case of an update and supplement pursuant to clause (i) of this Section 3.6(c), such update and supplement shall be received by the secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for determination of Stockholders entitled to vote at the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 3.6(c), such update and supplement shall be received by the secretary at the principal executive offices of the corporation not later than two (2) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, two (2) business days prior to such adjourned or postponed meeting.

          (d)   A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 3.6(a), or in accordance with clause (iii) of Section 3.6(a). Except as otherwise required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 3.6(b)(iv)(D) and 3.6(b)(iv)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

          (e)   ~~(c)~~ Notwithstanding ~~anything in these by-laws to the contrary, no business shall be conducted at an annual meeting of stockholders except in accordance with the procedures set forth in this Section 3.6. The person presiding at the annual meeting shall, if the facts warrant, determine that business was not properly brought before the meeting and in accordance with the procedures prescribed by these by-laws, and if he should so determine, he shall so declare at the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 3.6, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor provision), and the rules and regulations thereunder with respect to the matters set forth in this Section 3.6.~~the foregoing provisions of this Section 3.6, to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 3.6(a)(iii) of these Bylaws.

          ~~(d)   This provision shall not prevent the consideration and approval or disapproval at an annual meeting of reports of officers, directors and committees of the board of directors, but, in connection with such reports, no new business shall be acted upon at such meeting unless properly brought before the meeting as herein provided.~~

          (f)    For purposes of this Section 3.6,

          (i)    "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

          (ii)   "affiliates" and "associates" shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the "1933 Act").

        3.7    Stockholder List.    The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

        3.8    Quorum of Stockholders.    Except as otherwise required by law, or by the certificate of incorporation or by these by-laws, the holders of a majority of the shares of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Except as otherwise provided by law, no stockholder present at a meeting may withhold his shares from the quorum count by declaring his shares absent from the meeting.

        3.9    Adjournment.    Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these by-laws, which time and place shall be announced at the meeting, by a majority of votes cast upon the question, whether or not a quorum is present, or, if no shareholder is present, by any officer entitled to preside at or act as secretary of such meeting.  ~~At such adjourned meeting at which a quorum shall be present or represented~~When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business ~~may be transacted~~ which might have been transacted at the original meeting. If the adjournment is for more than ~~thirty (30) days, or, if~~30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment~~,~~ a new record date for stockholders entitled to vote is fixed for the adjourned meeting, ~~a~~the board of directors shall fix a new record date for notice of such adjourned meeting shall give notice of the adjourned meeting ~~shall be given~~ to each stockholder of record entitled to vote at ~~the~~such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

        3.10    Proxy Representation.    Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by such means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting as is specified in the notice of the meeting) or may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, objecting to or voting or participating at a meeting, or expressing consent or dissent without a meeting. Each proxy must be executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder's authorized agent and delivered (including by electronic transmission) to the secretary of the corporation. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. Except as provided by law, a revocable proxy shall be deemed revoked if the stockholder is present at the meeting for which the proxy was given. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. The authorization of a proxy may but need not be limited to specified action, provided, however, that if a proxy limits its authorization to a meeting or meetings of stockholders, unless otherwise specifically provided such proxy shall entitle the holder thereof to vote at any adjourned session but shall not be valid after the final adjournment thereof.

        3.11    Inspectors.    The directors or the person presiding at the meeting shall appoint one or more inspectors of election and any substitute inspectors to act at the meeting or any adjournment thereof. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive votes or ballots, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes or ballots, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. The inspectors shall make a report in writing of the actions taken at the meeting, including any challenge, question or matter determined by them and execute a certificate of any fact found by them.

        3.12    Action by Vote.    Except as otherwise provided by law or pursuant to the provisions of the certificate of incorporation, each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held. When a quorum is present at any meeting, whether the same be an original or an adjourned session, ~~a plurality of the votes properly cast for election of directors shall be sufficient to elect such directors and~~ a majority of the votes properly cast upon any question other than an election of directors shall decide the question, except when a different vote is required by law, by the certificate of incorporation or by these by-laws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

Section 4.    DIRECTORS

        4.1    Number.    The number of directors which shall constitute the whole board shall not be less than three (3) nor more than nine (9), except that whenever there shall be only one stockholder, such number shall be not less than one. Within the foregoing limits, the number of directors shall be determined from time to time by resolution of the board of directors and may be increased or decreased at any time or from time to time by the directors by vote of a majority of directors then in office, except that any such decrease by vote of the directors shall only be made to eliminate vacancies existing by reason of the death, resignation or removal of one or more directors. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 4.4 of these by-laws. Directors need not be stockholders.

        4.2    Tenure.    Except as otherwise provided by law, by the certificate of incorporation or by these by-laws, each director shall hold office until the next annual meeting and until his successor is elected and qualified, or until he sooner dies, resigns, is removed or becomes disqualified.

        4.3    Powers.    The business of the corporation shall be managed by or under the direction of the board of directors, which shall have and may exercise all the powers of the corporation and do all such lawful acts and things as are not by law, the certificate of incorporation or these by-laws directed or required to be exercised or done by the stockholders.

        4.4    Vacancies.    Any vacancy in the board of directors, however occurring, including a vacancy resulting from an enlargement of the board, shall be filled by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by the sole remaining director. When one or more directors shall resign from the board, effective at a future date, a majority of the directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies, the vote or action by writing thereon to take effect when such resignation or resignations shall become effective. A director elected to fill a vacancy shall hold office until the next ~~election of the class for which such director has been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal~~annual meeting and until his successor is elected and qualified, or until he sooner dies, resigns, is removed or becomes disqualified. The directors shall have and may exercise all their powers notwithstanding the existence of one or more vacancies in their number, subject to any requirements of law or of the certificate of incorporation or of these by-laws as to the number of directors required for a quorum or for any vote or other actions.

        4.5    ~~Nomination~~Election of Directors.    The following provisions of this Section 4.5 shall apply to the ~~nomination of persons for~~ election ~~to the board~~ of directors at any annual meeting or special meeting of stockholders.

          (a)   ~~Nominations of persons for election to the board of directors of the corporation at any annual meeting or special meeting of stockholders may be made (i) by or at the direction of the board of directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving of notice provided for in Section 4.5(b), who is entitled to vote for the election of directors at the meeting and who has complied with the notice procedures set forth in Section 4.5(b).~~ At any meeting for the election of directors at which a quorum is present, each director shall be elected by the vote of the majority of the votes cast with respect to that director's election; provided, that if as of a date that is fourteen (14) days in advance of the date the corporation files with the Securities and Exchange Commission for such meeting its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of any election required by this Section 4.5 to be by a majority of the votes cast, such term shall mean that the number of shares voted "for" a director's election exceeds the number of votes cast "against" or "withheld" from voting for that director's election. Broker non-votes and abstentions shall not be counted as votes cast in the election of directors.

          (b)   ~~Nominations by stockholders shall be made pursuant to timely notice in writing to the secretary of the corporation. To be timely, a stockholder's notice shall be in writing and shall be received by the secretary of the corporation at the principal executive offices of the corporation, not less than sixty (60) days and not more than ninety (90) days prior to the date for the annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if the annual meeting of stockholders or a special meeting in lieu thereof is to be held on a date prior to the Specified Date, and if less than seventy (70) days' notice or prior public disclosure of the date of such annual or special meeting is given or made, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of such annual or special meeting was mailed or the day on which public disclosure was made of the date of such annual or special meeting. Such stockholder's notice to the secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or pursuant to any other then existing statute, rule or~~

    ~~regulation applicable thereto (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice (A) the name and address, as they appear on the corporation's books, of such stockholder and (B) the class and number of shares of the corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the class and number of shares of the corporation which are beneficially owned by such person. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility and suitability of such proposed nominee as a director. At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the secretary of the corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.~~If a nominee for director is not elected and the nominee is an incumbent director, the director shall promptly tender his or her resignation to the board of directors, subject to acceptance by the board of directors. The nominating and corporate governance committee will make a recommendation to the board of directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The board of directors will act on the tendered resignation, taking into account the recommendation of the nominating and corporate governance committee, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within ninety (90) days from the date of the certification of the election results. The nominating and corporate governance committee in making its recommendation, and the board of directors in making its decision, may each consider any factors or other information that they consider appropriate and relevant. The director who tenders his or her resignation will not participate in the recommendation of the nominating and corporate governance committee or the decision of the board of directors with respect to his or her resignation.

          (c)   ~~No person shall be eligible for election as a director of the corporation at any annual meeting or special meeting of stockholders unless nominated in accordance with the procedures set forth in this Section 4.5. The person presiding at the meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by these by-laws, and if he should so determine, he shall so declare at the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 4.5, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (or any successor provision), and the rules and regulations thereunder with respect to the matters set forth in this Section 4.5.~~If a director's resignation is accepted by the board of directors pursuant to this Section 4.5, or if a nominee for director is not elected and the nominee is not an incumbent director, then the board of directors may fill the resulting vacancy pursuant to the provisions of Section 4.4 or may decrease the size of the board of directors pursuant to the provisions of Section 4.1.

        4.6    Committees.    The board of directors may, by vote of a majority of the whole board, (a) designate, change the membership of or terminate the existence of any committee or committees, each committee to consist of one or more of the directors; (b) designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee; and (c) determine the extent to which each such committee shall have and may exercise the powers and authority of the board of directors in the management of the business and affairs of the corporation, including the power to authorize the seal of the corporation to be affixed to all papers which require it and the power and authority to declare dividends or to authorize the issuance of stock; excepting, however, such powers which by law, by the certificate of incorporation or by these by-laws they are prohibited from so delegating. In the absence or disqualification of any member of such committee and his alternate, if any, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Except as the board of directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the board or such rules, its business shall be conducted as nearly as may be in the same manner as is provided by these by-laws for the conduct of business by the board of directors. Each committee shall keep regular minutes of its meetings and report the same to the board of directors upon request.

        4.7    Regular Meeting.    Regular meetings of the board of directors may be held without call or notice at such place within or without the State of Delaware and at such times as the board may from time to time determine, provided that notice of the first regular meeting following any such determination shall be given to absent directors. A regular meeting of the directors may be held without call or notice immediately after and at the same place as the annual meeting of the stockholders.

        4.8    Special Meetings.    Special meetings of the board of directors may be held at any time and at any place within or without the State of Delaware designated in the notice of the meeting, when called by the ~~chief executive officer~~chairman of the board or president, or by one-third or more in number of the directors, reasonable notice thereof being given to each director by the secretary or by the ~~chief executive officer~~chairman of the board or president or by any one of the directors calling the meeting.

        4.9    Notice.    It shall be reasonable and sufficient notice to a director to send notice by mail at least forty-eight hours or by telegram or electronic transmission at least twenty-four hours before the meeting, addressed to him at his usual or last known business or residence address or to give notice to him in person or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given to any director if a written waiver of notice or waiver by electronic transmission, executed by him before or after the meeting, is filed with the records of the meeting, or to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

        4.10    Quorum.    Except as may be otherwise provided by law, by the certificate of incorporation or by these by-laws, at any meeting of the directors a majority of the directors then in office shall constitute a quorum. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that a quorum shall not in any case be less than one-third of the total number of directors constituting the whole board. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

        4.11    Action by Vote.    Except as may be otherwise provided by law, by the certificate of incorporation or by these by-laws, when a quorum is present at any meeting the vote of a majority of the directors present shall be the act of the board of directors.

        4.12    Action Without a Meeting.    Unless otherwise restricted by the certificate of incorporation or these by-laws, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all the members of the board or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and any such writing or electronic transmission is filed with the records of the meetings of the board or of such committee. Such consent shall be treated for all purposes as the act of the board or of such committee, as the case may be.

        4.13    Participation in Meetings by Conference Telephone.    Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the board of directors or of any committee thereof may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person at such meeting.

        4.14    Compensation.    Unless otherwise restricted by the certificate of incorporation or these by-laws, the board of directors shall have the authority to fix from time to time the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and the performance of their responsibilities as directors and may be paid a fixed sum for attendance at each meeting of the board of directors and/or a stated salary as director. No such payment shall preclude any director from serving the corporation or its parent or subsidiary corporations in any other capacity and receiving compensation therefor. The board of directors may also allow compensation for members of special or standing committees for service on such committees.

        4.15    Interested Directors and Officers.

          (a)   No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the corporation's directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if:

            (i)    The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

            (ii)   The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

            (iii)  The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

          (b)   Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.

        4.16    Resignation or Removal of Directors.    Directors of the corporation may be removed only by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at an election of directors. Any director may resign at any time by delivering his resignation in writing or by electronic transmission to the ~~chief executive officer~~chairman of the board, the president or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time~~;~~, and without in either case the necessity of its being accepted, except as provided in Section 4.5(b), or unless the resignation shall so state. No director resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no director removed shall have any right to receive compensation as such director for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

Section 5.    NOTICES

        5.1    Form of Notice.    Whenever, under the provisions of law, or of the certificate of incorporation or of these by-laws, notice is required to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at his address as it appears on the records of the corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Unless written notice by mail is required by law, written notice to any director may also be given by telegram, electronic mail, cable, telecopy, commercial delivery service, telex or similar means, addressed to such director or stockholder at his address as it appears on the records of the corporation, in which case such notice shall be deemed to be given when delivered into the control of the persons charged with effecting such transmission, the transmission charge to be paid by the corporation or the person sending such notice and not by the addressee. Oral notice or other in-hand delivery (in person or by telephone) shall be deemed given at the time it is actually given. Except as otherwise provided by law, any notice given to stockholders of the corporation shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

        5.2    Waiver of Notice.    Whenever notice is required to be given under the provisions of law, the certificate of incorporation or these by-laws, a written waiver thereof or a waiver by electronic transmission, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the stockholders, directors or members of a committee of the directors need be specified in any written waiver of notice or any waiver by electronic transmission.

Section 6.    OFFICERS AND AGENTS

        6.1    Enumeration; Qualification.    The officers of the corporation shall be a chairman of the board, a chief executive officer, a president, a treasurer, a secretary and such other officers, if any, as the board of directors from time to time may in its discretion elect or appoint, including, without limitation, one or more vice presidents. Any officer may be, but none need be, a director or stockholder. Any two or more offices may be held by the same person. Any officer may be required by the board of directors to secure the faithful performance of his duties to the corporation by giving bond in such amount and with sureties or otherwise as the board of directors may determine.

        6.2    Powers.    Subject to law, to the certificate of incorporation and to the other provisions of these by-laws, each officer shall have, in addition to the duties and powers herein set forth, such duties and powers as are commonly incident to his office and such additional duties and powers as the board of directors may from time to time designate.

        6.3    Election.    The board of directors at its first meeting after each annual meeting of stockholders shall choose a chairman of the board, a chief executive officer, a president, a treasurer and a secretary. Other officers may be appointed by the board of directors at such meeting, at any other meeting or by written consent. At any time or from time to time, the directors may delegate to any officer their power to elect or appoint any other officer or any agents.

        6.4    Tenure.    Each officer shall hold office until the first meeting of the board of directors following the next annual meeting of the stockholders and until his successor is elected and qualified unless a shorter period shall have been specified in terms of his election or appointment, or in each case until he sooner dies, resigns, is removed or becomes disqualified. Each agent of the corporation shall retain his authority at the pleasure of the directors, or the officer by whom he was appointed or by the officer who then holds agent appointive power.

        6.5    Chairman and Vice Chairman of the Board.    The chairman of the board shall preside over all meetings of the board of directors and stockholders of the corporation at which he is present, and shall perform such other duties and possess such powers as are assigned to him by the board of directors. If the board of directors appoints a vice chairman of the board, he shall, in the absence or disability of the chairman of the board, perform the duties and exercise the powers of the chairman of the board and shall perform such other duties and possess such other powers as may from time to time be vested in him by the board of directors. In the absence of the chairman and vice chairman of the board, meetings of the board of directors and stockholders shall be presided over by the chief executive officer or other chairperson designated by the board of directors.

        6.6    Chief Executive Officer, President and Vice Presidents.    The chief executive officer shall have direct and active charge of all business operations of the corporation and shall have general supervision of the entire business of the corporation, subject to the control of the board of directors. The president shall have such powers and perform such duties as the board of directors may from time to time designate, shall perform the functions of the chief executive officer if that office is vacant, and shall preside, when present, at any meeting of the board of directors in the absence of the chairman of the board, the vice chairman of the board, if any, and the chief executive officer.

        The chief executive officer or treasurer shall execute bonds, mortgages and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the board of directors to some other officer or agent of the corporation.

        Any vice presidents shall have such duties and powers as shall be designated from time to time by the board of directors or by the chief executive officer.

        6.7    Treasurer and Assistant Treasurers.    The treasurer shall be the chief financial officer of the corporation and shall be in charge of its funds and valuable papers, and shall have such other duties and powers as may be assigned to him from time to time by the board of directors or by the chief executive officer.

        Any assistant treasurers shall have such duties and powers as shall be designated from time to time by the board of directors, the chief executive officer or the treasurer.

        6.8    Secretary and Assistant Secretaries.    The secretary shall record all proceedings of the stockholders, of the board of directors and of committees of the board of directors in a book or series of books to be kept therefor and shall file therein all writings of, or related to, action by stockholder or director consent. In the absence of the secretary from any meeting, an assistant secretary, or if there is none or he is absent, a temporary secretary chosen at the meeting, shall record the proceedings thereof. Unless a transfer agent has been appointed, the secretary shall keep or cause to be kept the stock and transfer records of the corporation, which shall contain the names and record addresses of all stockholders and the number of shares registered in the name of each stockholder. The secretary shall have such other duties and powers as may from time to time be designated by the board of directors or the chief executive officer.

        Any assistant secretaries shall have such duties and powers as shall be designated from time to time by the board of directors, the chief executive officer or the secretary.

        6.9    Resignation and Removal.    Any officer may resign at any time by delivering his resignation in writing to the chief executive officer or the secretary or to a meeting of the board of directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time, and without in any case the necessity of its being accepted unless the resignation shall so state. The board of directors may at any time remove any officer either with or without cause. The board of directors may at any time terminate or modify the authority of any agent. No officer resigning and (except where a right to receive compensation shall be expressly provided in a duly authorized written agreement with the corporation) no officer removed shall have any right to any compensation as such officer for any period following his resignation or removal, or any right to damages on account of such removal, whether his compensation be by the month or by the year or otherwise; unless in the case of a resignation, the directors, or in the case of removal, the body acting on the removal, shall in their or its discretion provide for compensation.

        6.10    Vacancies.    If the office of the chief executive officer, the president, the treasurer or the secretary becomes vacant, the directors may elect a successor by vote of a majority of the directors then in office. If the office of any other officer becomes vacant, any person or body empowered to elect or appoint that office may choose a successor. Each such successor shall hold office for the unexpired term of his predecessor, and in the case of the chief executive officer, the president, the treasurer and the secretary until his successor is chosen and qualified, or in each case until he sooner dies, resigns, is removed or becomes disqualified.

Section 7.    CAPITAL STOCK

        7.1    Stock Certificates.    Each stockholder shall be entitled to a certificate stating the number and the class and the designation of the series, if any, of the shares held by him, in such form as shall, in conformity to law, the certificate of incorporation and the by-laws, be prescribed from time to time by the board of directors, except that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of stock of the corporation shall be uncertificated shares, to the extent permitted by law. Every holder of stock represented by certificates shall be entitled to have a certificate signed by (i) the chairperson of the board or the vice-chairperson of the board or the president or a vice-president and (ii) the treasurer or an assistant treasurer or the secretary or an assistant secretary. Any of or all the signatures on the certificate may be a facsimile. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the time of its issue.

        7.2    Lost Certificates.    The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

Section 8.    TRANSFER OF SHARES OF STOCK

        8.1    Transfer on Books.    Subject to any restrictions with respect to the transfer of shares of stock and unless otherwise provided by the board of directors, shares of stock may be transferred only on the books of the corporation, if such shares are certificated, by the surrender to the corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment and power of attorney properly executed, with necessary transfer stamps affixed, or upon proper instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the board of directors or the transfer agent of the corporation may reasonably require.

Except as may be otherwise required by law, by the certificate of incorporation or by these by-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to receive notice and to vote or to give any consent with respect thereto and to be held liable for such calls and assessments, if any, as may lawfully be made thereon, regardless of any transfer, pledge or other disposition of such stock until the shares have been properly transferred on the books of the corporation.

        It shall be the duty of each stockholder to notify the corporation of his post office address.

Section 9.    GENERAL PROVISIONS

        9.1    Record Date.    In order that the corporation may determine the stockholders entitled to notice of ~~or to vote at~~ any meeting of stockholders or any adjournment thereof, ~~or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action,~~ the board of directors may fix~~, in advance,~~ a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty ~~days~~(60) nor less than ten (10) days before the date of such meeting~~, nor more than sixty days prior to any other action to which such record date relates.~~ . If the board of directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the board of directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the board of directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting~~. If no record date is fixed~~, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 9.1 at the adjourned meeting.

        ~~(a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and~~

        ~~(b) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating to such purpose.~~

        9.2    Dividends.    Dividends upon the capital stock of the corporation may be declared by the board of directors at any regular or special meeting or by written consent, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the certificate of incorporation.

        9.3    Payment of Dividends.    Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think conducive to the interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

        9.4    Checks.    All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

        9.5    Fiscal Year.    The fiscal year of the corporation shall begin on the first day of January in each year and shall end on the last day of December next following, unless otherwise determined by the board of directors.

        9.6    Seal.    The board of directors may, by resolution, adopt a corporate seal. The corporate seal shall have inscribed thereon the name of the corporation, the year of its organization and the word "Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. The seal may be altered from time to time by the board of directors.

Section 10.    INDEMNIFICATION

        The following provisions shall apply with respect to the indemnification of, and advancement of expenses to, certain parties as set forth below:

        10.1    General.

          (a)   The corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was, or has agreed to become, a director or officer of the corporation, or is or was serving or has agreed to serve, at the request of the corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation (including any partially or wholly owned subsidiary of the corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan) (each of such persons being referred to as an ~~A~~"Indemnitee~~?~~"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys~~=~~' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the ~~Indemnitee=s~~Indemnitees behalf in connection with such action, suit or proceeding and any appeal therefrom, if (i) the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation and (ii) with respect to any criminal action or proceeding, the Indemnitee had no reasonable cause to believe the ~~Indemnitee=s~~Indemnitees conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith, did not act in a manner that the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation or, with respect to any criminal action or proceeding, did not have reasonable cause to believe that the ~~Indemnitee=s~~Indemnitees conduct was unlawful. Notwithstanding anything to the contrary in this Section 10, except as set forth in Section 10.3(b), the corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the corporation.

          (b)   The corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in the ~~corporation=s~~corporations favor by reason of the fact that the Indemnitee is or was, or has agreed to become, a director or officer of the corporation, or is or was serving as a director, officer or trustee of, or in a similar capacity with, another corporation (including any partially or wholly owned subsidiary of the corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys~~=~~' fees) and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the ~~Indemnitee=s~~Indemnitees behalf in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys~~=~~' fees) that the Court of Chancery of the State of Delaware shall deem proper.

          (c)   Notwithstanding any other provision of this Section 10, to the extent that an Indemnitee has been successful, on the merits or otherwise (including a disposition without prejudice), in defense of any action, suit or proceeding referred to in Section 10.1, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, the Indemnitee shall be indemnified against all expenses (including attorneys~~=~~' fees) actually and reasonably incurred by the Indemnitee or on the ~~Indemnitee=s~~Indemnitees behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe the ~~Indemnitee=s~~Indemnitees conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

          (d)   If any Indemnitee is entitled under any provision of this Section 10.1 to indemnification by the corporation for a portion, but not all, of the expenses (including attorneys~~=~~' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the ~~Indemnitee=s~~Indemnitees behalf, the corporation shall indemnify the Indemnitee for the portion of such expenses (including attorneys~~=~~' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

        10.2    Advancement of Expenses.    Subject to Section 10.3(b), in the event that the corporation does not assume a defense pursuant to 10.3(a) of any action, suit, proceeding or investigation of which the corporation receives notice under this Section 10, any expenses (including attorneys~~=~~' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the corporation as authorized in this Section 10. Any such undertaking by an Indemnitee shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

        10.3    Procedures.

          (a)   As a condition precedent to any ~~Indemnitee=s~~Indemnitees right to be indemnified, the Indemnitee must promptly notify the corporation in writing of any action, suit, proceeding or investigation involving the Indemnitee for which indemnity will or may be sought. With respect to any action, suit, proceeding or investigation of which the corporation is so notified, the corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee; provided that the corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the corporation or as to which counsel for the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and the Indemnitee in the conduct of the defense of such claim. After notice from the corporation to the Indemnitee of its election so to assume such defense, the corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided in Section 10.1. The Indemnitee shall have the right to employ the ~~Indemnitee=s~~Indemnitees own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the corporation, (ii) counsel to the Indemnitee has reasonably concluded that there may be a conflict of interest or position on any significant issue between the corporation and the Indemnitee in the conduct of the defense of such action or (iii) the corporation has not in fact employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the corporation except as otherwise expressly provided by this Section 10.

          (b)   In order to obtain indemnification or advancement of expenses pursuant to this Section 10, an Indemnitee shall submit to the corporation a written request therefor, which request shall include documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within sixty days after receipt by the corporation of the written request of the Indemnitee, unless with respect to requests under Sections 10.1(a), 10.1(b) or 10.2, the corporation determines, by clear and convincing evidence, within such sixty-day period, that any Indemnitee did not meet the applicable standard of conduct set forth in 10.1(a), 10.1(b) or 10.2. Such determination shall be made in each instance by (i) a majority vote of the directors of the corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), even though less than a quorum, (ii) a majority vote of a quorum of the outstanding shares of capital stock of all classes entitled to vote for directors, which quorum shall consist of stockholders who are not at that time parties to the action, suit, proceeding or investigation in question, (iii) independent legal counsel (who may be regular legal counsel to the corporation), or (iv) a court of competent jurisdiction.

          (c)   The right of an Indemnitee to indemnification or advancement of expenses pursuant to this Section 10 shall be enforceable by the Indemnitee in any court of competent jurisdiction if the corporation denies, in whole or in part, a request of an Indemnitee in accordance with Section 10.3(b) or if no disposition thereof is made within the sixty-day period referred to in Section 10.3(b). Unless otherwise provided by law, the burden of proving that an Indemnitee is not entitled to indemnification or advancement of expenses pursuant to this Section 10 shall be on the corporation. Neither the failure of the corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met any applicable standard of conduct, nor an actual determination by the corporation pursuant to Section 10.3(b) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The ~~Indemnitee=s~~Indemnitees expenses (including attorneys~~=~~' fees) incurred in connection with successfully establishing the ~~Indemnitee=s~~Indemnitees right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the corporation.

        10.4    Rights Not Exclusive.    The right of an Indemnitee to indemnification and advancement of expenses pursuant to this Section 10 shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in the ~~Indemnitee=s~~Indemnitees official capacity and as to action in any other capacity while holding office for the corporation, and shall continue as to an Indemnitee who has ceased to serve in the capacity with respect to which the ~~Indemnitee=s~~Indemnitees right to indemnification or advancement of expenses accrued, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Section 10 shall be deemed to prohibit, and the corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures supplemental to those set forth in this Section 10. The corporation may, to the extent authorized from time to time by its board of directors, grant indemnification rights to other employees or agents of the corporation or other persons serving the corporation and such rights may be equivalent to, or greater or less than, those set forth in this Section 10. In addition, the corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation (including any partially or wholly owned subsidiary of the corporation), partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by such a person in any such capacity, or arising out of such ~~person=s~~persons status as such, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

        10.5    Subsequent Events.

          (a)   No amendment, termination or repeal of this Section 10 or of any relevant provisions of the General ~~corporation~~Corporation Law of the State of Delaware or any other applicable law shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions of this Section 10 with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the effective date of such amendment, termination or repeal. If the General Corporation Law of the State of Delaware is amended after adoption of this Section 10 to expand further the indemnification permitted to any Indemnitee, then the corporation shall indemnify the Indemnitee to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended, without the need for any further action with respect to this Section 10.

          (b)   If the corporation is merged into or consolidated with another corporation and the corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the corporation under this Section 10 with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or factors occurring prior to the date of such merger or consolidation.

        10.6    Invalidation.    If any or all of the provisions of this Section 10 shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys~~=~~' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the corporation, to the fullest extent permitted by any applicable provision of this Section 10 that shall not have been invalidated and to the fullest extent permitted by the General Corporation Law of the State of Delaware or any other applicable law.

        10.7    Definitions.    Unless defined elsewhere in this Amended and Restated Certificate of Incorporation, any term used in this Section 10 and defined in Section 145(h) or (i) of the General Corporation Law of the State of Delaware shall have the meaning ascribed to such term in such Section 145(h) or (i), as the case may be.

Section 11.    AMENDMENTS

        11.1    By the Board of Directors.    These by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the board of directors at which a quorum is present.

        11.2    By the Stockholders.    Notwithstanding any other provision of these by-laws, and notwithstanding the fact that a lesser percentage may be permitted by law, these by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been given in the notice of such regular or special meeting.

        Section 12.    FORUM FOR ADJUDICATION

        12.1     Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the corporation to the corporation or the corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the corporation's certificate of incorporation or by-laws, or (iv) any other action asserting a claim governed by the internal affairs doctrine.

ANNUAL MEETING OF STOCKHOLDERS OF

HITTITE MICROWAVE CORPORATION

May 15, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

This proxy statement and our 2011 Annual Report to Stockholders are also available for viewing, printing and downloading at http://materials.proxyvote.com/43365Y.

PROXY VOTING INSTRUCTIONS

IN PERSON: You may vote your shares in person by attending the annual meeting.

INTERNET: Access www.voteproxy.com and follow the on-screen instructions. Have your proxy card available when you access the web page. You may vote via the internet until 11:59 P.M. May 14, 2012.

PROXY: Please date, sign and mail your proxy card in the envelope provided as soon as possible.

¯ Please detach along perforated line and mail in the envelope provided if you are not voting via the internet. ¯

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES, “FOR” PROPOSAL 2, “FOR” PROPOSALS 3(a)-(e) AND “FOR” PROPOSAL 4.

IF YOU ARE NOT VOTING VIA THE INTERNET, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
SHOWN HERE ☒

Proposal 1. Election of Directors — The following persons have been nominated for a one-year term

NOMINEES :

☐	FOR ALL NOMINEES	☐ Stephen G. Daly ☐ Ernest L. Godshalk ☐ Rick D. Hess ☐ Adrienne M. Markham ☐ Brian P. McAloon ☐ Cosmo S. Trapani ☐ Franklin Weigold

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

Proposal 2.	To approve, on an advisory basis, the compensation of the named executive officers	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3.	To approve, the amended and restated by-laws of the Company:

You may vote on all of proposals 3(a)-(e) together by marking a box below. If you mark your vote here for proposals 3(a)-(e) together, any votes you make for the individual proposals below, will not be counted.

		FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3(a): To approve the amendment to the by-laws to set the default meeting date as the first Thursday in May of each year.		FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3(b): To approve the amendment to the by-laws to clarify the notice procedures for giving notice of stockholder business at an annual meeting or special meeting in lieu of an annual meeting.		FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3(c): To approve the amendment to the by-laws to require that director nominees be elected by the affirmative vote of the majority of votes cast.		FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3(d): To approve the amendment to the by-laws to provide for dual record dates for notice and voting.		FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3(e): To approve the amendment to the by-laws to establish Delaware as the exclusive forum to bring certain disputes involving the Company		FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 4. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2012.		FOR ☐	AGAINST ☐	ABSTAIN ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HITTITE MICROWAVE CORPORATION

2 Elizabeth Drive
Chelmsford, Massachusetts 01824

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen G. Daly and William W. Boecke as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Hittite Microwave Corporation held of record by the undersigned on April 9, 2012, at the Annual Meeting of Stockholders to be held at the office of Foley Hoag LLP at 155 Seaport Boulevard, Boston, Massachusetts 02210, on May 15, 2012, at 10:00 a.m. local time, or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)